Exhibit 99.1

Prudential Financial, Inc. (PRU)

Quarterly Financial Supplement

FINANCIAL SERVICES BUSINESSES

FOURTH QUARTER 2008

Reference is made to Prudential Financial, Inc.’s filings with the Securities and Exchange Commission for general information, and consolidated financial information, regarding Prudential Financial, Inc., including its Closed Block Business. All financial information in this document is unaudited.

February 4, 2009

i

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2008

ii

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2008

This Quarterly Financial Supplement reflects the following for all periods presented herein:

Results of the company’s former Financial Advisory segment, primarily reflecting the company’s investment in the Wachovia Securities retail securities brokerage joint venture, have been classified as a “divested business” and excluded from adjusted operating income as a result of the company’s decision to exercise the lookback put option under the joint venture agreement.

In addition, the company has realigned certain of its remaining business segments into the following Division structure:

The U.S. Retirement Solutions and Investment Management Division consists of the following segments:

Individual Annuities segment

Retirement segment

Asset Management segment

The U.S. Individual Life and Group Insurance Division consists of the following segments:

Individual Life segment

Group Insurance segment

There were no changes to the International Insurance and Investments Division. Corporate and Other Operations reflect the impact of the reclassification of results of the former Financial Advisory segment as a divested business as discussed above.

The Individual Life Sales measure has been modified, for all periods presented, to reflect Annualized New Business Premiums which represent annualized scheduled premiums plus 10% of excess (unscheduled) and single premiums from new sales. The company believes this new measure provides a more meaningful presentation of sales results and trends than the former measure, which included 100% of excess (unscheduled) or single premiums.

Assets and liabilities, and certain statistical information reported herein reflect reclassifications to conform to current reporting practices.

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Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2008

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date		% Change		2007	2008
2008	2007			4Q	1Q	2Q	3Q	4Q

			Financial Services Businesses:
			Pre-tax adjusted operating income (loss) by division:
(314)	1,905	-116%	U.S. Retirement Solutions and Investment Management Division	500	358	485	(182)	(975)
786	908	-13%	U.S. Individual Life and Group Insurance Division	195	186	183	339	78
1,402	1,857	-25%	International Insurance and Investments Division	393	439	479	497	(13)
(327)	(65)	-403%	Corporate and other operations	(52)	(36)	(5)	(22)	(264)

1,547	4,605	-66%	Total pre-tax adjusted operating income (loss)	1,036	947	1,142	632	(1,174)
430	1,283	-66%	Income taxes, applicable to adjusted operating income	249	246	288	192	(296)

1,117	3,322	-66%	Financial Services Businesses after-tax adjusted operating income (loss)	787	701	854	440	(878)

			Reconciling items:
(2,222)	(96)	-2215%	Realized investment losses, net, and related charges and adjustments	(91)	(678)	(486)	(547)	(511)
(1,734)	—	—	Investment gains (losses) on trading account assets supporting insurance liabilities, net	(10)	(262)	(123)	(534)	(815)
1,163	13	8846%	Change in experience-rated contractholder liabilities due to asset value changes	9	200	94	388	481
(506)	274	-285%	Divested businesses	(1)	(67)	10	(219)	(230)
618	(400)	-255%	Equity in earnings of operating joint ventures	(77)	(60)	(40)	208	510

(2,681)	(209)	-1183%	Total reconciling items, before income taxes	(170)	(867)	(545)	(704)	(565)
(884)	(138)	-541%	Income taxes, not applicable to adjusted operating income	(118)	(199)	(245)	(280)	(160)

(1,797)	(71)	-2431%	Total reconciling items, after income taxes	(52)	(668)	(300)	(424)	(405)

(680)	3,251	-121%	Income (loss) from continuing operations (after-tax) of Financial Services Businesses before equity in earnings of operating joint ventures	735	33	554	16	(1,283)
(447)	246	-282%	Equity in earnings of operating joint ventures, net of taxes	46	43	24	(129)	(385)

(1,127)	3,497	-132%	Income (loss) from continuing operations (after-tax) of Financial Services Businesses	781	76	578	(113)	(1,668)
31	15	107%	Income (loss) from discontinued operations, net of taxes	11	1	(3)	5	28

(1,096)	3,512	-131%	Net income (loss) of Financial Services Businesses	792	77	575	(108)	(1,640)

			Earnings per share of Common Stock (diluted) (1):
2.69	7.21		Financial Services Businesses after-tax adjusted operating income (loss)	1.74	1.59	1.98	1.05	(2.04)

			Reconciling items:
(5.11)	(0.20)		Realized investment losses, net, and related charges and adjustments	(0.20)	(1.51)	(1.11)	(1.27)	(1.21)
(3.99)	—		Investment gains (losses) on trading account assets supporting insurance liabilities, net	(0.02)	(0.58)	(0.28)	(1.24)	(1.93)
2.67	0.03		Change in experience-rated contractholder liabilities due to asset value changes	0.02	0.44	0.21	0.90	1.14
(1.16)	0.59		Divested businesses	—	(0.15)	0.02	(0.51)	(0.55)
1.42	(0.85)		Equity in earnings of operating joint ventures	(0.17)	(0.13)	(0.09)	0.48	1.21

(6.17)	(0.43)		Total reconciling items, before income taxes	(0.37)	(1.93)	(1.25)	(1.64)	(1.34)
(2.03)	(0.27)		Income taxes, not applicable to adjusted operating income	(0.26)	(0.44)	(0.57)	(0.65)	(0.38)

(4.14)	(0.16)		Total reconciling items, after income taxes	(0.11)	(1.49)	(0.68)	(0.99)	(0.96)
(1.45)	7.05		Income (loss) from continuing operations (after-tax) of Financial Services Businesses before equity in earnings of operating joint ventures	1.63	0.10	1.30	0.06	(3.00)
(1.04)	0.53		Equity in earnings of operating joint ventures, net of taxes	0.10	0.10	0.05	(0.30)	(0.91)

(2.49)	7.58		Income (loss) from continuing operations (after-tax) of Financial Services Businesses	1.73	0.20	1.35	(0.24)	(3.91)
0.07	0.03		Income from discontinued operations, net of taxes	0.02	—	—	0.01	0.06

(2.42)	7.61		Net income (loss) of Financial Services Businesses	1.75	0.20	1.35	(0.23)	(3.85)

429.7	459.8		Weighted average number of outstanding Common shares (basic)	450.4	442.1	431.9	423.8	421.3

435.0	468.3		Weighted average number of outstanding Common shares (diluted)	458.5	448.6	437.7	429.5	424.3

5.37%	15.48%		Operating Return on Average Equity (based on adjusted operating income)	14.43%	12.54%	15.51%	8.22%	-16.60%

			Reconciliation to Consolidated Net Income of Prudential Financial, Inc:
(1,096)	3,512		Net income (loss) of Financial Services Businesses (above)	792	77	575	(108)	(1,640)
23	192		Net income (loss) of Closed Block Business	79	(8)	15	(58)	74

(1,073)	3,704		Consolidated net income (loss)	871	69	590	(166)	(1,566)

55	53		Direct equity adjustments for earnings per share calculations	11	12	14	10	19

(1)	Diluted share count used in the diluted earnings per share calculation for GAAP measures is equal to weighted average basic common shares for the three months ended September 30, 2008 and for the three and twelve months ended December 31, 2008 as all potential common shares are anti-dilutive due to the loss from continuing operations available to holders of Common Stock after direct equity adjustment. Diluted share count used in diluted earnings per share calculation for non-GAAP measures is equal to weighted average basic common shares for the three months ended December 31, 2008 as all potential common shares are anti-dilutive due to the adjusted operating loss available to holders of Common Stock after direct equity adjustment.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2008

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date			2007	2008
2008	2007		4Q	1Q	2Q	3Q	4Q

		Financial Services Businesses Capitalization Data (1):
		Senior Debt:
		Short-term debt	14,514	13,788	12,955	13,788	10,112
		Long-term debt	12,351	13,302	13,856	14,602	17,022
		Junior Subordinated Long-Term Debt	—	—	1,398	1,518	1,518

		Attributed Equity:
		Including accumulated other comprehensive income	22,170	21,484	20,502	18,751	14,279
		Excluding accumulated other comprehensive income related to unrealized gains and losses on investments and pension / postretirement benefits	22,009	22,499	22,282	21,524	19,886
		Excluding total accumulated other comprehensive income	21,711	21,957	21,733	21,314	19,516

		Total Capitalization:
		Including accumulated other comprehensive income	34,521	34,786	35,756	34,871	32,819
		Excluding accumulated other comprehensive income related to unrealized gains and losses on investments and pension / postretirement benefits	34,360	35,801	37,536	37,644	38,426
		Excluding total accumulated other comprehensive income	34,062	35,259	36,987	37,434	38,056

		Book value per share of Common Stock:
		Including accumulated other comprehensive income	48.73	48.45	47.58	43.85	33.66
		Excluding accumulated other comprehensive income related to unrealized gains and losses on investments and pension / postretirement benefits	48.37	50.74	51.71	50.34	46.88
		Excluding total accumulated other comprehensive income	47.72	49.52	50.44	49.85	46.01

		Number of diluted shares at end of period	455.0	443.4	430.9	427.6	424.2

		Common Stock Price Range (based on closing price):
91.36	103.17	High	101.09	91.36	82.21	86.25	64.80
13.73	84.28	Low	89.46	67.36	59.74	56.07	13.73
30.26	93.04	Close	93.04	78.25	59.74	72.00	30.26

		Common Stock market capitalization (1)	41,623	34,230	25,465	30,362	12,749

(1)	As of end of period.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2008

OPERATIONS HIGHLIGHTS

Year-to-date			2007	2008
2008	2007		4Q	1Q	2Q	3Q	4Q

		Assets Under Management and Administration ($ billions) (1) (2):
		Assets Under Management:
		Managed by U.S. Retirement Solutions and Investment Management Division:
		Asset Management Segment - Investment Management & Advisory Services
		Institutional customers	176.4	174.2	179.3	170.9	161.2
		Retail customers	86.6	81.8	84.6	75.4	61.6
		General account	175.5	177.9	175.0	175.2	172.6

		Total Investment Management and Advisory Services	438.5	433.9	438.9	421.5	395.4
		Non-proprietary assets under management	124.9	111.5	115.3	97.6	80.5

		Total managed by U.S. Retirement Solutions and Investment Management Division	563.4	545.4	554.2	519.1	475.9
		Managed by U.S. Individual Life and Group Insurance Division	15.1	14.7	14.3	13.3	12.4
		Managed by International Insurance and Investments Division:	69.2	71.0	69.4	69.9	69.9

		Total assets under management	647.7	631.1	637.9	602.3	558.2
		Client assets under administration	136.3	129.4	125.0	112.1	101.1

		Total assets under management and administration	784.0	760.5	762.9	714.4	659.3

		Assets managed or administered for customers outside of the United States at end of period	116.1	120.3	120.0	115.6	112.6

		Distribution Representatives (1):
		Prudential Agents	2,425	2,436	2,446	2,482	2,360
		International Life Planners	6,166	6,138	6,179	6,267	6,365
		Gibraltar Life Advisors	6,264	6,035	5,899	6,057	6,330

58	61	Prudential Agent productivity ($ thousands)	85	50	58	55	70

(1)	As of end of period.
(2)	At fair market value.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2008

COMBINED STATEMENTS OF OPERATIONS - FINANCIAL SERVICES BUSINESSES

(in millions)

Year-to-date		% Change		2007	2008
2008	2007			4Q	1Q	2Q	3Q	4Q

			Revenues (1):
11,858	10,794	10%	Premiums	2,717	3,102	2,961	2,798	2,997
3,123	3,122	0%	Policy charges and fee income	828	824	809	709	781
8,432	8,202	3%	Net investment income	2,106	2,111	2,145	2,076	2,100
2,631	4,370	-40%	Asset management fees, commissions and other income	1,051	887	945	776	23

26,044	26,488	-2%	Total revenues	6,702	6,924	6,860	6,359	5,901

			Benefits and Expenses (1):
12,538	10,829	16%	Insurance and annuity benefits	2,725	3,082	2,944	3,040	3,472
3,343	3,094	8%	Interest credited to policyholders’ account balances	808	806	803	853	881
1,075	1,120	-4%	Interest expense	289	283	233	271	288
(2,302)	(2,248)	-2%	Deferral of acquisition costs	(599)	(588)	(588)	(559)	(567)
1,403	935	50%	Amortization of acquisition costs	290	338	315	238	512
8,440	8,153	4%	General and administrative expenses	2,153	2,056	2,011	1,884	2,489

24,497	21,883	12%	Total benefits and expenses	5,666	5,977	5,718	5,727	7,075

1,547	4,605	-66%	Adjusted operating income (loss) before income taxes	1,036	947	1,142	632	(1,174)

			Reconciling items:
(2,267)	(41)	-5429%	Realized investment losses, net, and related adjustments	(51)	(665)	(527)	(564)	(511)
45	(55)	182%	Related charges	(40)	(13)	41	17	—

(2,222)	(96)	-2215%	Total realized investment losses, net, and related charges and adjustments	(91)	(678)	(486)	(547)	(511)

(1,734)	—	—	Investment gains (losses) on trading account assets supporting insurance liabilities, net	(10)	(262)	(123)	(534)	(815)
1,163	13	8846%	Change in experience-rated contractholder liabilities due to asset value changes	9	200	94	388	481
(506)	274	-285%	Divested businesses	(1)	(67)	10	(219)	(230)
618	(400)	255%	Equity in earnings of operating joint ventures	(77)	(60)	(40)	208	510

(2,681)	(209)	-1183%	Total reconciling items, before income taxes	(170)	(867)	(545)	(704)	(565)

(1,134)	4,396	-126%	Income (loss) from continuing operations before income taxes and equity in earnings of operating joint ventures	866	80	597	(72)	(1,739)
(454)	1,145	-140%	Income tax expense (benefit)	131	47	43	(88)	(456)

(680)	3,251	-121%	Income (loss) from continuing operations before equity in earnings of operating joint ventures	735	33	554	16	(1,283)

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on trading account assets supporting insurance liabilities, and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures other than those classified as divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes and benefits and expenses of divested businesses.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2008

COMBINED BALANCE SHEETS - FINANCIAL SERVICES BUSINESSES

(in millions)

	12/31/2007	3/31/2008	6/30/2008	9/30/2008	12/31/2008

Assets:
Investments:
Fixed maturities, available for sale, at fair value (amortized cost $111,405; $117,893; $116,193; $118,111; $125,753)	112,748	117,914	114,541	114,626	119,153
Fixed maturities, held to maturity, at amortized cost (fair value $3,543; $3,741; $3,490; $3,410; $3,832)	3,548	3,735	3,572	3,481	3,808
Trading account assets supporting insurance liabilities, at fair value	14,473	14,644	14,624	14,392	13,875
Other trading account assets, at fair value	3,471	2,684	2,984	3,240	4,216
Equity securities, available for sale, at fair value (cost $4,497; $4,786; $4,686; $4,634; $4,273)	4,640	4,551	4,567	4,258	3,665
Commercial mortgage and other loans	22,093	23,444	23,837	24,173	24,366
Policy loans	3,942	4,147	4,207	3,822	4,280
Securities purchased under agreements to resell	129	178	184	171	480
Other long-term investments	5,163	5,266	5,683	5,255	5,383
Short-term investments	3,852	4,176	5,601	6,621	4,092

Total investments	174,059	180,739	179,800	180,039	183,318
Cash and cash equivalents	9,624	8,133	8,762	9,907	13,054
Accrued investment income	1,496	1,540	1,531	1,551	1,603
Deferred policy acquisition costs	11,396	11,924	12,203	12,472	13,127
Other assets	19,873	22,332	24,982	24,446	21,429
Separate account assets	195,583	181,902	179,323	165,148	147,095

Total assets	412,031	406,570	406,601	393,563	379,626

Liabilities:
Future policy benefits	60,200	63,536	62,449	62,027	70,221
Policyholders’ account balances	78,767	84,949	86,337	90,871	93,991
Securities sold under agreements to repurchase	5,281	3,727	4,307	4,209	4,288
Cash collateral for loaned securities	3,041	2,761	2,808	2,231	2,684
Income taxes	3,402	3,575	2,798	1,300	357
Senior short-term debt	14,514	13,788	12,955	13,788	10,112
Senior long-term debt	12,351	13,302	13,856	14,602	17,022
Junior subordinated long-term debt	—	—	1,398	1,518	1,518
Other liabilities	16,722	17,546	19,868	19,118	18,059
Separate account liabilities	195,583	181,902	179,323	165,148	147,095

Total liabilities	389,861	385,086	386,099	374,812	365,347

Attributed Equity:
Accumulated other comprehensive income (loss)	459	(473)	(1,231)	(2,563)	(5,237)
Other attributed equity	21,711	21,957	21,733	21,314	19,516

Total attributed equity	22,170	21,484	20,502	18,751	14,279

Total liabilities and attributed equity	412,031	406,570	406,601	393,563	379,626

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2008

FINANCIAL SERVICES BUSINESSES COMBINING STATEMENTS OF OPERATIONS - BY DIVISION

(in millions)

	Quarter Ended December 31, 2008
	Total Financial Services Businesses	U.S Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance & Investments Division	Corporate and Other Operations
Revenues (1):
Premiums	2,997	209	1,091	1,698	(1)
Policy charges and fee income	781	256	441	90	(6)
Net investment income	2,100	1,101	357	528	114
Asset management fees, commissions and other income	23	191	80	(213)	(35)

Total revenues	5,901	1,757	1,969	2,103	72

Benefits and Expenses (1):
Insurance and annuity benefits	3,472	814	1,210	1,325	123
Interest credited to policyholders’ account balances	881	707	117	109	(52)
Interest expense	288	54	62	2	170
Deferral of acquisition costs	(567)	(148)	(126)	(299)	6
Amortization of acquisition costs	512	126	222	182	(18)
General and administrative expenses	2,489	1,179	406	797	107

Total benefits and expenses	7,075	2,732	1,891	2,116	336

Adjusted operating income (loss) before income taxes	(1,174)	(975)	78	(13)	(264)

	Quarter Ended December 31, 2007
	Total Financial Services Businesses	U.S Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance & Investments Division	Corporate and Other Operations
Revenues (1):
Premiums	2,717	91	1,036	1,590	—
Policy charges and fee income	828	383	376	76	(7)
Net investment income	2,106	1,146	346	434	180
Asset management fees, commissions and other income	1,051	840	92	182	(63)

Total revenues	6,702	2,460	1,850	2,282	110

Benefits and Expenses (1):
Insurance and annuity benefits	2,725	339	1,103	1,275	8
Interest credited to policyholders’ account balances	808	635	119	90	(36)
Interest expense	289	91	51	6	141
Deferral of acquisition costs	(599)	(201)	(131)	(284)	17
Amortization of acquisition costs	290	77	94	129	(10)
General and administrative expenses	2,153	1,019	419	673	42

Total benefits and expenses	5,666	1,960	1,655	1,889	162

Adjusted operating income (loss) before income taxes	1,036	500	195	393	(52)

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on trading account assets supporting insurance liabilities, and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures other than those classified as divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes and benefits and expenses of divested businesses.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2008

FINANCIAL SERVICES BUSINESSES COMBINING STATEMENTS OF OPERATIONS - BY DIVISION

(in millions)

	Twelve Months Ended December 31, 2008
	Total Financial Services Businesses	U.S Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance & Investments Division	Corporate and Other Operations
Revenues (1):
Premiums	11,858	654	4,381	6,833	(10)
Policy charges and fee income	3,123	1,287	1,525	342	(31)
Net investment income	8,432	4,449	1,396	2,008	579
Asset management fees, commissions and other income	2,631	2,139	412	287	(207)

Total revenues	26,044	8,529	7,714	9,470	331

Benefits and Expenses (1):
Insurance and annuity benefits	12,538	2,268	4,698	5,377	195
Interest credited to policyholders’ account balances	3,343	2,656	463	416	(192)
Interest expense	1,075	225	215	9	626
Deferral of acquisition costs	(2,302)	(689)	(486)	(1,173)	46
Amortization of acquisition costs	1,403	423	387	638	(45)
General and administrative expenses	8,440	3,960	1,651	2,801	28

Total benefits and expenses	24,497	8,843	6,928	8,068	658

Adjusted operating income (loss) before income taxes	1,547	(314)	786	1,402	(327)

	Twelve Months Ended December 31, 2007
	Total Financial Services Businesses	U.S Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance & Investments Division	Corporate and Other Operations
Revenues (1):
Premiums	10,794	399	4,212	6,192	(9)
Policy charges and fee income	3,122	1,452	1,406	293	(29)
Net investment income	8,202	4,472	1,327	1,644	759
Asset management fees, commissions and other income	4,370	3,207	456	898	(191)

Total revenues	26,488	9,530	7,401	9,027	530

Benefits and Expenses (1):
Insurance and annuity benefits	10,829	1,356	4,527	4,907	39
Interest credited to policyholders’ account balances	3,094	2,432	458	330	(126)
Interest expense	1,120	333	173	19	595
Deferral of acquisition costs	(2,248)	(744)	(498)	(1,057)	51
Amortization of acquisition costs	935	323	173	486	(47)
General and administrative expenses	8,153	3,925	1,660	2,485	83

Total benefits and expenses	21,883	7,625	6,493	7,170	595

Adjusted operating income (loss) before income taxes	4,605	1,905	908	1,857	(65)

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on trading account assets supporting insurance liabilities, and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures other than those classified as divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes and benefits and expenses of divested businesses.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2008

FINANCIAL SERVICES BUSINESSES COMBINING BALANCE SHEETS - BY DIVISION

(in millions)

	As of December 31, 2008
	Total Financial Services Businesses	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance & Investments Division	Corporate and Other Operations
Assets:
Total investments	183,318	87,244	23,560	65,891	6,623
Deferred policy acquisition costs	13,127	2,683	4,573	6,051	(180)
Other assets	36,086	9,924	3,028	12,866	10,268
Separate account assets	147,095	115,791	32,277	270	(1,243)

Total assets	379,626	215,642	63,438	85,078	15,468

Liabilities:
Future policy benefits	70,221	18,251	8,213	43,317	440
Policyholders’ account balances	93,991	62,285	13,527	21,674	(3,495)
Debt	28,652	4,137	5,448	620	18,447
Other liabilities	25,388	8,345	1,904	12,951	2,188
Separate account liabilities	147,095	115,791	32,277	270	(1,243)

Total liabilities	365,347	208,809	61,369	78,832	16,337

Attributed Equity:
Accumulated other comprehensive loss	(5,237)	(2,422)	(1,278)	(562)	(975)
Other attributed equity	19,516	9,255	3,347	6,808	106

Total attributed equity	14,279	6,833	2,069	6,246	(869)

Total liabilities and attributed equity	379,626	215,642	63,438	85,078	15,468

	As of December 31, 2007
	Total Financial Services Businesses	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance & Investments Division	Corporate and Other Operations
Assets:
Total investments	174,059	80,161	23,325	58,324	12,249
Deferred policy acquisition costs	11,396	2,209	4,176	5,187	(176)
Other assets	30,993	9,355	2,959	9,319	9,360
Separate account assets	195,583	158,166	38,577	268	(1,428)

Total assets	412,031	249,891	69,037	73,098	20,005

Liabilities:
Future policy benefits	60,200	15,464	7,505	36,773	458
Policyholders’ account balances	78,767	51,281	12,633	17,704	(2,851)
Debt	26,865	4,874	3,856	1,218	16,917
Other liabilities	28,446	12,228	2,891	10,037	3,290
Separate account liabilities	195,583	158,166	38,577	268	(1,428)

Total liabilities	389,861	242,013	65,462	66,000	16,386

Attributed Equity:
Accumulated other comprehensive income (loss)	459	(151)	16	702	(108)
Other attributed equity	21,711	8,029	3,559	6,396	3,727

Total attributed equity	22,170	7,878	3,575	7,098	3,619

Total liabilities and attributed equity	412,031	249,891	69,037	73,098	20,005

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2008

SHORT-TERM AND LONG-TERM DEBT

(in millions)

	As of December 31, 2008				As of December 31, 2007
	Senior debt		Junior Subordinated Long-term Debt	Total Debt	Senior debt		Junior Subordinated Long-term Debt	Total Debt
	Short-term Debt	Long-term Debt			Short-term Debt	Long-term Debt
Financial Services Businesses
Borrowings by use of proceeds:
Capital Debt	925	5,092	1,518	7,535	1,506	3,275	—	4,781
Investment related	6,265	9,792	—	16,057	8,116	7,120	—	15,236
Securities business related	1,806	1,550	—	3,356	3,405	1,371	—	4,776
Specified other businesses	778	264	—	1,042	1,179	381	—	1,560
Limited recourse and non-recourse borrowing	338	324	—	662	308	204	—	512

Total debt - Financial Services Businesses	10,112	17,022	1,518	28,652	14,514	12,351	—	26,865

Ratio of long-term and short-term capital debt to capitalization (1)				23.3%				17.8%

Closed Block Business
Investment related	443	—	—	443	1,143	—	—	1,143
Limited recourse and non-recourse borrowing	—	1,750	—	1,750	—	1,750	—	1,750

Total debt	443	1,750	—	2,193	1,143	1,750	—	2,893

	As of December 31, 2008				As of December 31, 2007
	Prudential Financial, Inc.	The Prudential Insurance Co. of America (2)(3)	Other Affiliates	Total	Prudential Financial, Inc.	The Prudential Insurance Co. of America (2)(3)	Other Affiliates	Total
Financial Services Businesses
Borrowings by sources:
Capital Debt	6,837	462	236	7,535	3,661	1,120	—	4,781
Investment related	8,839	3,991	3,227	16,057	9,423	3,863	1,950	15,236
Securities business related	694	2,430	232	3,356	3,235	1,445	96	4,776
Specified other businesses	290	752	—	1,042	393	1,167	—	1,560
Limited recourse and non-recourse borrowing	—	—	662	662	—	—	512	512

Total debt - Financial Services Businesses	16,660	7,635	4,357	28,652	16,712	7,595	2,558	26,865

(1)	For the purposes of calculating the ratio of capital debt to capitalization, Junior Subordinated Notes are considered 25% debt and 75% equity.
(2)	Includes Prudential Funding, LLC.
(3)	Capital debt at Prudential Insurance Co. of America includes $444 million of Surplus Notes for December 31, 2008 and December 31, 2007.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2008

COMBINED STATEMENTS OF OPERATIONS - U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION

(in millions)

Year-to-date		% Change		2007	2008
2008	2007			4Q	1Q	2Q	3Q	4Q

			Revenues (1):
654	399	64%	Premiums	91	219	151	75	209
1,287	1,452	-11%	Policy charges and fee income	383	347	353	331	256
4,449	4,472	-1%	Net investment income	1,146	1,125	1,155	1,068	1,101
2,139	3,207	-33%	Asset management fees, commissions and other income	840	697	734	517	191

8,529	9,530	-11%	Total revenues	2,460	2,388	2,393	1,991	1,757

			Benefits and Expenses (1):
2,268	1,356	67%	Insurance and annuity benefits	339	463	398	593	814
2,656	2,432	9%	Interest credited to policyholders’ account balances	635	635	635	679	707
225	333	-32%	Interest expense	91	66	51	54	54
(689)	(744)	7%	Deferral of acquisition costs	(201)	(192)	(183)	(166)	(148)
423	323	31%	Amortization of acquisition costs	77	73	84	140	126
3,960	3,925	1%	General and administrative expenses	1,019	985	923	873	1,179

8,843	7,625	16%	Total benefits and expenses	1,960	2,030	1,908	2,173	2,732

(314)	1,905	-116%	Adjusted operating income (loss) before income taxes	500	358	485	(182)	(975)

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2008

COMBINING STATEMENTS OF OPERATIONS - U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION

(in millions)

	Twelve Months Ended December 31, 2008				Quarter Ended December 31, 2008
	Total U.S. Retirement Solutions & Investment Management Division	Individual Annuities	Retirement	Asset Management	Total U.S. Retirement Solutions & Investment Management Division	Individual Annuities	Retirement	Asset Management
Revenues (1):
Premiums	654	64	590	—	209	14	195	—
Policy charges and fee income	1,287	1,107	180	—	256	210	46	—
Net investment income	4,449	800	3,564	85	1,101	265	903	(67)
Asset management fees, commissions and other income	2,139	28	510	1,601	191	(213)	108	296

Total revenues	8,529	1,999	4,844	1,686	1,757	276	1,252	229

Benefits and Expenses (1):
Insurance and annuity benefits	2,268	947	1,321	—	814	474	340	—
Interest credited to policyholders’ account balances	2,656	512	2,144	—	707	157	550	—
Interest expense	225	58	89	78	54	14	21	19
Deferral of acquisition costs	(689)	(597)	(78)	(14)	(148)	(130)	(16)	(2)
Amortization of acquisition costs	423	379	24	20	126	119	2	5
General and administrative expenses (2)	3,960	1,777	813	1,370	1,179	681	222	276

Total benefits and expenses	8,843	3,076	4,313	1,454	2,732	1,315	1,119	298

Adjusted operating income (loss) before income taxes	(314)	(1,077)	531	232	(975)	(1,039)	133	(69)

	Twelve Months Ended December 31, 2007				Quarter Ended December 31, 2007
	Total U.S. Retirement Solutions & Investment Management Division	Individual Annuities	Retirement	Asset Management	Total U.S. Retirement Solutions & Investment Management Division	Individual Annuities	Retirement	Asset Management
Revenues (1):
Premiums	399	70	329	—	91	17	74	—
Policy charges and fee income	1,452	1,280	172	—	383	339	44	—
Net investment income	4,472	580	3,676	216	1,146	137	939	70
Asset management fees, commissions and other income	3,207	573	531	2,103	840	141	143	556

Total revenues	9,530	2,503	4,708	2,319	2,460	634	1,200	626

Benefits and Expenses (1):
Insurance and annuity benefits	1,356	211	1,145	—	339	62	277	—
Interest credited to policyholders’ account balances	2,432	359	2,073	—	635	90	545	—
Interest expense	333	59	212	62	91	16	56	19
Deferral of acquisition costs	(744)	(653)	(75)	(16)	(201)	(173)	(24)	(4)
Amortization of acquisition costs	323	285	18	20	77	70	2	5
General and administrative expenses (2)	3,925	1,520	853	1,552	1,019	398	213	408

Total benefits and expenses	7,625	1,781	4,226	1,618	1,960	463	1,069	428

Adjusted operating income before income taxes	1,905	722	482	701	500	171	131	198

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.
(2)	General and administrative expenses for Individual Annuities include $395 million for the twelve months ended December 31, 2008 and $143 million for the twelve months ended December 31, 2007, $296 million for the quarter ended December 31, 2008 and $34 million for the quarter ended December 31, 2007 for the amortization, net of interest, of value of business acquired (VOBA).

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2008

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - INDIVIDUAL ANNUITIES SALES RESULTS, ACCOUNT VALUES AND MINIMUM GUARANTEES

(in millions)

Year-to-date			2007	2008
2008	2007		4Q	1Q	2Q	3Q	4Q

		SALES AND ACCOUNT VALUES:
		Variable Annuities:
80,330	74,555	Beginning total account value	81,173	80,330	74,977	74,707	67,968
10,208	11,678	Sales	3,041	2,829	2,740	2,507	2,132
(8,000)	(9,568)	Surrenders and withdrawals	(2,415)	(2,173)	(2,185)	(1,988)	(1,654)

2,208	2,110	Net sales	626	656	555	519	478
(1,057)	(1,131)	Benefit payments	(261)	(294)	(262)	(259)	(242)

1,151	979	Net flows	365	362	293	260	236
(20,353)	6,076	Change in market value, interest credited, and other	(865)	(5,409)	(246)	(6,712)	(7,986)
(1,121)	(1,280)	Policy charges	(343)	(306)	(317)	(287)	(211)

60,007	80,330	Ending total account value	80,330	74,977	74,707	67,968	60,007

		Fixed Annuities:
3,488	3,748	Beginning total account value	3,546	3,488	3,440	3,394	3,349
121	73	Sales	16	17	24	33	47
(276)	(286)	Surrenders and withdrawals	(62)	(53)	(61)	(71)	(91)

(155)	(213)	Net redemptions	(46)	(36)	(37)	(38)	(44)
(160)	(167)	Benefit payments	(38)	(43)	(40)	(37)	(40)

(315)	(380)	Net flows	(84)	(79)	(77)	(75)	(84)
127	124	Interest credited and other	27	32	31	32	32
(5)	(4)	Policy charges	(1)	(1)	—	(2)	(2)

3,295	3,488	Ending total account value	3,488	3,440	3,394	3,349	3,295

		SALES BY DISTRIBUTION CHANNEL:
		Variable and Fixed Annuities (1):

2,448	2,569	Insurance Agents	713	646	673	589	540
1,304	1,566	Wirehouses	428	344	337	350	273
6,577	7,616	Independent Financial Planners (2)	1,916	1,856	1,754	1,601	1,366

10,329	11,751	Total	3,057	2,846	2,764	2,540	2,179

		VARIABLE ANNUITY MINIMUM DEATH BENEFIT GUARANTEES (3):
		Return of net deposits:
		Account value	42,995	40,817	41,272	38,285	34,892
		Net amount at risk	1,204	1,631	1,750	3,572	6,462
		Minimum return, anniversary contract value, or maximum contract value:
		Account value	32,194	29,401	28,717	25,469	21,494
		Net amount at risk	2,255	3,823	4,032	6,431	9,640

		Variable Annuity Account Values with Living Benefit Features (3):
		Guaranteed minimum accumulation benefits	11,724	10,933	10,867	10,221	9,891
		Guaranteed minimum withdrawal benefits	2,234	2,006	1,902	1,646	1,326
		Guaranteed minimum income benefits	6,948	6,233	5,958	5,149	4,114
		Guaranteed minimum withdrawal & income benefits	16,260	16,863	18,372	18,153	17,723

		Total	37,166	36,035	37,099	35,169	33,054

(1)	Amounts represent gross sales.
(2)	Including bank distribution.
(3)	At end of period.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2008

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - INDIVIDUAL ANNUITIES ACCOUNT VALUE ACTIVITY

(in millions)

Year-to-date			2007	2008
2008	2007		4Q	1Q	2Q	3Q	4Q

		INDIVIDUAL ANNUITIES:
		Account Values in General Account (1):
8,644	9,527	Beginning balance	8,647	8,644	12,013	12,282	17,051
275	292	Premiums and deposits	68	73	51	70	81
(1,234)	(1,156)	Surrenders and withdrawals	(253)	(251)	(254)	(296)	(433)

(959)	(864)	Net redemptions	(185)	(178)	(203)	(226)	(352)
(362)	(392)	Benefit payments	(89)	(103)	(80)	(87)	(92)

(1,321)	(1,256)	Net flows	(274)	(281)	(283)	(313)	(444)
484	342	Interest credited and other	84	99	105	121	159
10,308	35	Net transfers from separate account	188	3,552	447	4,963	1,346
(5)	(4)	Policy charges	(1)	(1)	—	(2)	(2)

18,110	8,644	Ending balance	8,644	12,013	12,282	17,051	18,110

		Account Values in Separate Account:
75,174	68,776	Beginning balance	76,072	75,174	66,404	65,819	54,266
10,054	11,459	Premiums and deposits	2,989	2,773	2,713	2,470	2,098
(7,042)	(8,698)	Surrenders and withdrawals	(2,224)	(1,975)	(1,992)	(1,763)	(1,312)

3,012	2,761	Net sales	765	798	721	707	786
(855)	(906)	Benefit payments	(210)	(234)	(222)	(209)	(190)

2,157	1,855	Net flows	555	564	499	498	596
(20,710)	5,858	Change in market value, interest credited and other	(922)	(5,476)	(320)	(6,801)	(8,113)
(10,308)	(35)	Net transfers to general account	(188)	(3,552)	(447)	(4,963)	(1,346)
(1,121)	(1,280)	Policy charges	(343)	(306)	(317)	(287)	(211)

45,192	75,174	Ending balance	75,174	66,404	65,819	54,266	45,192

(1)	Premiums and deposits, and surrenders and withdrawals, are classified within the general account and separate account for purposes of this presentation based on the allocation of customer funds. For example, premiums allocated by customers to separate account investments at the time of sale, while remitted through the company’s general account, are shown as separate account premium in this display, rather than as general account premium and transfers to the separate account.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2008

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - RETIREMENT SEGMENT SALES RESULTS AND ACCOUNT VALUES

(in millions)

Year-to-date			2007	2008
2008	2007		4Q	1Q	2Q	3Q	4Q

		RETIREMENT SEGMENT SALES AND ACCOUNT VALUES

		Full Service:
112,192	97,430	Beginning total account value	105,601	112,192	107,060	106,917	100,463
18,941	14,692	Deposits and sales	4,258	4,586	4,530	3,276	6,549
(15,051)	(13,749)	Withdrawals and benefits	(3,804)	(3,933)	(4,366)	(2,883)	(3,869)
(25,259)	6,563	Change in market value, interest credited and interest income (1)	(1,119)	(5,785)	(307)	(6,847)	(12,320)
8,915	7,256	Acquisition (2)	7,256	—	—	—	8,915

99,738	112,192	Ending total account value	112,192	107,060	106,917	100,463	99,738

3,890	943	Net additions	454	653	164	393	2,680

		Stable value account values included above	32,314	33,279	33,883	34,570	35,346

		Institutional Investment Products:
51,591	50,269	Beginning total account value	51,627	51,591	51,667	51,513	50,041
5,738	4,973	Additions (3)	1,298	1,810	1,606	1,052	1,270
(7,392)	(5,866)	Withdrawals and benefits	(1,863)	(1,702)	(1,944)	(2,114)	(1,632)
2,198	2,765	Change in market value, interest credited and interest income	900	561	241	153	1,243
(1,644)	(550)	Other (4)	(371)	(593)	(57)	(563)	(431)

50,491	51,591	Ending total account value	51,591	51,667	51,513	50,041	50,491

(1,654)	(893)	Net additions (withdrawals)	(565)	108	(338)	(1,062)	(362)

(1)	Includes $511 million for twelve months ended December 31, 2007 representing a transfer within the Retirement segment from Institutional Investment Products to Full Service as a result of one client’s change in contract form.
(2)	On December 31, 2007, the company acquired a portion of the Union Bank of California, N.A.’s retirement business. On October 10, 2008, the company acquired MullinTBG Insurance Agency Services, LLC and related entities.
(3)	Includes $700 million for the three and twelve months ended December 31, 2008 representing transfers of externally managed client balances to accounts managed by the company. This addition is offset within the other category as there is no net impact on ending account values for this transfer.
(4)	“Other” activity includes transfers from (to) the Asset Management segment of $(206) million, $115 million, $(20) million, $543 million and $110 million for the first, second, third and fourth quarters of 2008 and the fourth quarter of 2007, respectively; and $432 million and $185 million for the twelve months ended December 31, 2008 and 2007, respectively. “Other” activity also includes $(511) million for the twelve months ended December 31, 2007 representing a transfer within the Retirement segment from Institutional Investment Products to Full Service as a result of one client’s change in contract form as well as $(700) million for the three and twelve months ended December 31, 2008 related to transfers discussed above in note 3. The remainder of “other” activity primarily represents changes in asset balances for externally managed accounts.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2008

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - SUPPLEMENTARY REVENUE AND ASSETS UNDER MANAGEMENT INFORMATION FOR ASSET MANAGEMENT SEGMENT

			Supplementary Revenue Information (in millions):
Year-to-date		% Change		2007	2008
2008	2007			4Q	1Q	2Q	3Q	4Q

			Analysis of revenues by type:
1,115	1,081	3%	Asset management fees	283	281	288	289	257
50	560	-91%	Incentive, transaction, principal investing and commercial mortgage revenues	137	88	152	(49)	(141)
521	678	-23%	Service, distribution and other revenues	206	179	124	105	113

1,686	2,319	-27%	Total Asset Management segment revenues	626	548	564	345	229

			Analysis of asset management fees by source:
540	488	11%	Institutional customers	130	133	136	138	133
307	347	-12%	Retail customers	89	81	85	83	58
268	246	9%	General account	64	67	67	68	66

1,115	1,081	3%	Total asset management fees	283	281	288	289	257

Supplementary Assets Under Management Information (in billions):

	December 31, 2008
	Equity	Fixed Income	Real Estate	Total
Institutional customers	38.6	96.8	25.8	161.2
Retail customers	38.3	21.5	1.8	61.6
General account	3.2	168.6	0.8	172.6

Total	80.1	286.9	28.4	395.4

	December 31, 2007
	Equity	Fixed Income	Real Estate	Total
Institutional customers	56.7	92.0	27.7	176.4
Retail customers	65.9	19.5	1.2	86.6
General account	4.5	170.0	1.0	175.5

Total	127.1	281.5	29.9	438.5

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2008

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - SUPPLEMENTARY ASSETS UNDER MANAGEMENT AND ADMINISTRATION INFORMATION FOR ASSET MANAGEMENT SEGMENT

(in billions)

Year-to-date			2007	2008
2008	2007		4Q	1Q	2Q	3Q	4Q

		Institutional Assets Under Management:
		Assets gathered by Investment Management & Advisory Services sales force:
141.7	122.9	Beginning assets under management	135.0	141.7	140.1	145.8	138.6
29.6	27.6	Additions	11.1	6.3	10.9	6.3	6.1
(19.5)	(20.4)	Withdrawals	(6.3)	(4.3)	(4.5)	(4.8)	(5.9)
(22.4)	10.9	Change in market value	1.2	(2.8)	(0.5)	(8.4)	(10.7)
(0.5)	0.9	Net money market flows	0.8	(1.0)	(0.1)	(0.3)	0.9
(0.4)	(0.2)	Other (1)	(0.1)	0.2	(0.1)	—	(0.5)

128.5	141.7	Ending assets under management	141.7	140.1	145.8	138.6	128.5
32.7	34.7	Affiliated institutional assets under management	34.7	34.1	33.5	32.3	32.7

161.2	176.4	Total assets managed for institutional customers at end of period	176.4	174.2	179.3	170.9	161.2

10.1	7.2	Net institutional additions, excluding money market and other activity (1)	4.8	2.0	6.4	1.5	0.2

		Retail Assets Under Management:

		Assets gathered by Investment Management & Advisory Services sales force:
50.9	43.4	Beginning assets under management	51.3	50.9	48.2	50.7	43.4
15.1	10.5	Additions	2.6	3.5	3.8	4.4	3.4
(14.7)	(10.4)	Withdrawals	(2.4)	(2.5)	(2.9)	(4.3)	(5.0)
(18.0)	4.9	Change in market value	(0.2)	(4.0)	1.9	(7.5)	(8.4)
0.1	(0.5)	Net money market flows	(0.6)	0.3	(0.3)	0.1	—
—	3.0	Other (2)	0.2	—	—	—	—

33.4	50.9	Ending assets under management	50.9	48.2	50.7	43.4	33.4
28.2	35.7	Affiliated retail assets under management	35.7	33.6	33.9	32.0	28.2

61.6	86.6	Total assets managed for retail customers at end of period	86.6	81.8	84.6	75.4	61.6

0.4	0.1	Net retail additions (withdrawals), excluding money market activity	0.2	1.0	0.9	0.1	(1.6)

(1)	Other activity represents transfers from (to) the Retirement Segment as a result of a change in client contract form. These assets continue to be managed by the segment and are included in Affiliated institutional assets under management above.
(2)	Represents transfer of retail assets from an externally managed fund family to the Jennison Dryden Fund Family (internally managed).

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2008

COMBINED STATEMENTS OF OPERATIONS - U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION

(in millions)

Year-to-date		% Change		2007	2008
2008	2007			4Q	1Q	2Q	3Q	4Q

			Revenues (1):
4,381	4,212	4%	Premiums	1,036	1,115	1,076	1,099	1,091
1,525	1,406	8%	Policy charges and fee income	376	391	380	313	441
1,396	1,327	5%	Net investment income	346	343	343	353	357
412	456	-10%	Asset management fees, commissions and other income	92	88	95	149	80

7,714	7,401	4%	Total revenues	1,850	1,937	1,894	1,914	1,969

			Benefits and Expenses (1):
4,698	4,527	4%	Insurance and annuity benefits	1,103	1,184	1,168	1,136	1,210
463	458	1%	Interest credited to policyholders’ account balances	119	114	113	119	117
215	173	24%	Interest expense	51	52	50	51	62
(486)	(498)	2%	Deferral of acquisition costs	(131)	(117)	(122)	(121)	(126)
387	173	124%	Amortization of acquisition costs	94	115	87	(37)	222
1,651	1,660	-1%	General and administrative expenses	419	403	415	427	406

6,928	6,493	7%	Total benefits and expenses	1,655	1,751	1,711	1,575	1,891

786	908	-13%	Adjusted operating income before income taxes	195	186	183	339	78

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2008

COMBINING STATEMENTS OF OPERATIONS - U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION

(in millions)

	Twelve Months Ended December 31, 2008			Quarter Ended December 31, 2008
	Total U.S. Individual Life & Group Insurance Division	Individual Life	Group Insurance	Total U.S. Individual Life & Group Insurance Division	Individual Life	Group Insurance
Revenues (1):
Premiums	4,381	613	3,768	1,091	162	929
Policy charges and fee income	1,525	1,066	459	441	299	142
Net investment income	1,396	749	647	357	196	161
Asset management fees, commissions and other income	412	326	86	80	59	21

Total revenues	7,714	2,754	4,960	1,969	716	1,253

Benefits and Expenses (1):
Insurance and annuity benefits	4,698	965	3,733	1,210	247	963
Interest credited to policyholders’ account balances	463	231	232	117	60	57
Interest expense	215	214	1	62	62	—
Deferral of acquisition costs	(486)	(445)	(41)	(126)	(113)	(13)
Amortization of acquisition costs	387	372	15	222	218	4
General and administrative expenses (2)	1,651	971	680	406	233	173

Total benefits and expenses	6,928	2,308	4,620	1,891	707	1,184

Adjusted operating income before income taxes	786	446	340	78	9	69

	Twelve Months Ended December 31, 2007			Quarter Ended December 31, 2007
	Total U.S. Individual Life & Group Insurance Division	Individual Life	Group Insurance	Total U.S. Individual Life & Group Insurance Division	Individual Life	Group Insurance
Revenues (1):
Premiums	4,212	533	3,679	1,036	144	892
Policy charges and fee income	1,406	1,040	366	376	278	98
Net investment income	1,327	656	671	346	175	171
Asset management fees, commissions and other income	456	373	83	92	73	19

Total revenues	7,401	2,602	4,799	1,850	670	1,180

Benefits and Expenses (1):
Insurance and annuity benefits	4,527	904	3,623	1,103	211	892
Interest credited to policyholders’ account balances	458	218	240	119	56	63
Interest expense	173	165	8	51	49	2
Deferral of acquisition costs	(498)	(452)	(46)	(131)	(119)	(12)
Amortization of acquisition costs	173	164	9	94	90	4
General and administrative expenses (2)	1,660	981	679	419	254	165

Total benefits and expenses	6,493	1,980	4,513	1,655	541	1,114

Adjusted operating income before income taxes	908	622	286	195	129	66

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2008

U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION - INDIVIDUAL LIFE ANNUALIZED NEW BUSINESS PREMIUMS, ACCOUNT VALUE ACTIVITY, AND FACE AMOUNT IN FORCE

(in millions)

Year-to-date			2007	2008
2008	2007		4Q	1Q	2Q	3Q	4Q

		ANNUALIZED NEW BUSINESS PREMIUMS:
		Excluding corporate-owned life insurance:
39	54	Variable life	13	11	10	8	10
83	87	Universal life	21	17	22	21	23
209	212	Term life	55	51	52	53	53

331	353	Total excluding corporate-owned life insurance	89	79	84	82	86
—	—	Corporate-owned life insurance	—	—	—	—	—

331	353	Total	89	79	84	82	86

		ANNUALIZED NEW BUSINESS PREMIUMS BY DISTRIBUTION CHANNEL:
		Excluding corporate-owned life insurance:
109	126	Prudential Agents	33	28	29	26	26
222	227	Third party distribution	56	51	55	56	60
—	—	Corporate-owned life insurance	—	—	—	—	—

331	353	Total	89	79	84	82	86

		ACCOUNT VALUE ACTIVITY:
		Policyholders’ Account Balances (1):
6,582	6,165	Beginning balance	6,489	6,582	6,676	6,948	7,212
1,613	1,298	Premiums and deposits	329	370	409	372	462
(1,000)	(995)	Surrenders and withdrawals	(239)	(238)	(211)	(248)	(303)

613	303	Net sales	90	132	198	124	159
(159)	(152)	Benefit payments	(37)	(39)	(38)	(41)	(41)

454	151	Net flows	53	93	160	83	118
397	269	Interest credited and other	38	9	130	180	78
267	270	Net transfers from separate account	70	63	59	75	70
(303)	(273)	Policy charges	(68)	(71)	(77)	(74)	(81)

7,397	6,582	Ending balance	6,582	6,676	6,948	7,212	7,397

		Separate Account Liabilities:
18,585	17,586	Beginning balance	18,876	18,585	17,276	17,387	15,476
1,410	1,282	Premiums and deposits	292	304	311	386	409
(827)	(680)	Surrenders and withdrawals	(174)	(162)	(215)	(173)	(277)

583	602	Net sales	118	142	96	213	132
(21)	(62)	Benefit payments	(16)	(10)	(22)	(6)	17

562	540	Net flows	102	132	74	207	149
(5,268)	1,523	Change in market value, interest credited and other	(121)	(1,183)	288	(1,849)	(2,524)
(267)	(270)	Net transfers to general account	(70)	(63)	(59)	(75)	(70)
(764)	(794)	Policy charges	(202)	(195)	(192)	(194)	(183)

12,848	18,585	Ending balance	18,585	17,276	17,387	15,476	12,848

		FACE AMOUNT IN FORCE (2):
		Variable life	137,889	135,519	134,691	131,608	127,503
		Universal life	25,416	26,201	27,091	27,999	29,070
		Term life	316,969	331,139	345,467	359,887	373,927

		Total	480,274	492,859	507,249	519,494	530,500

(1)	Includes fixed rate funds, alliance deposits, supplementary contracts and deferred revenues on variable products.
(2)	At end of period; before reinsurance ceded.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2008

U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION - SUPPLEMENTARY INFORMATION FOR INDIVIDUAL LIFE INSURANCE

(dollar amounts in millions)

Year-to-date			2007	2008
2008	2007		4Q	1Q	2Q	3Q	4Q

		Individual Life Insurance:
		Policy Surrender Experience:
802	752	Cash value of surrenders	187	178	196	188	240
3.8%	3.3%	Cash value of surrenders as a percentage of mean future policy benefits, policyholders’ account balances, and separate account balances	3.2%	3.1%	3.5%	3.5%	4.8%

		Death benefits per $1,000 of in force (1):
3.68	3.46	Variable and universal life	3.13	3.62	4.14	3.23	3.58
1.37	1.79	Term life	0.91	1.59	1.53	1.46	0.97
2.74	2.97	Total, Individual Life Insurance	2.36	2.92	3.08	2.51	2.43

(1)	Annualized, for interim reporting periods. Amounts are stated net of reinsurance.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2008

U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION - SUPPLEMENTARY INFORMATION FOR GROUP INSURANCE

(dollar amounts in millions)

Year-to-date			2007	2008
2008	2007		4Q	1Q	2Q	3Q	4Q

		GROUP INSURANCE ANNUALIZED NEW BUSINESS PREMIUMS:
288	197	Group life	35	112	30	70	76
204	155	Group disability (1)	16	114	17	47	26

492	352	Total	51	226	47	117	102

		Future Policy Benefits (2):
		Group life (3)	2,181	2,044	2,046	2,015	2,227
		Group disability (1)	662	774	810	865	898

		Total	2,843	2,818	2,856	2,880	3,125

		Policyholders’ Account Balances (2):
		Group life (3)	5,902	5,961	6,143	5,785	5,958
		Group disability (1)	148	137	149	152	172

		Total	6,050	6,098	6,292	5,937	6,130

		Separate Account Liabilities (2):
		Group life	19,992	19,363	17,941	19,943	19,429
		Group disability (1)	—	—	—	—	—

		Total	19,992	19,363	17,941	19,943	19,429

		Group Life Insurance:
3,623	3,422	Gross premiums, policy charges and fee income (4)	889	949	912	840	922
3,232	3,178	Earned premiums, policy charges and fee income	773	793	810	789	840
88.6%	90.4%	Benefits ratio	90.4%	87.1%	89.4%	88.1%	89.9%
8.6%	9.3%	Administrative operating expense ratio	8.4%	8.2%	8.2%	9.4%	8.7%
		Persistency ratio	93.6%	94.7%	94.0%	93.6%	93.3%

		Group Disability Insurance (1):
1,032	902	Gross premiums, policy charges and fee income (4)	227	288	238	265	241
995	867	Earned premiums, policy charges and fee income	217	280	225	259	231
87.2%	86.6%	Benefits ratio	88.9%	91.1%	86.2%	81.5%	90.0%
19.8%	21.0%	Administrative operating expense ratio	21.2%	17.4%	22.3%	19.3%	20.8%
		Persistency ratio	88.0%	91.4%	90.4%	86.7%	85.6%

(1)	Group disability amounts include long-term care products.
(2)	As of end of period.
(3)	Amounts as reported herein reflect certain reclassifications to conform to current reporting practices.
(4)	Before returns of premiums to participating policyholders for favorable claims experience.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2008

DEFERRED POLICY ACQUISITION COSTS - INDIVIDUAL ANNUITIES, INDIVIDUAL LIFE AND GROUP INSURANCE

(in millions)

Year-to-date			2007	2008
2008	2007		4Q	1Q	2Q	3Q	4Q

		INDIVIDUAL ANNUITIES:
1,976	1,613	Beginning balance	1,876	1,976	2,093	2,199	2,294
597	653	Capitalization	173	163	155	149	130
(379)	(285)	Amortization - operating results	(70)	(63)	(76)	(121)	(119)
10	7	Amortization - realized investment gains and losses	2	15	(5)	10	(10)
125	1	Impact of unrealized (gains) or losses on AFS securities	(5)	2	32	57	34

2,329	1,976	Ending balance	1,976	2,093	2,199	2,294	2,329

		INDIVIDUAL LIFE INSURANCE:
3,855	3,550	Beginning balance	3,841	3,855	3,805	3,963	4,207
445	452	Capitalization	119	108	113	111	113
(372)	(164)	Amortization - operating results	(90)	(111)	(83)	40	(218)
—	—	Amortization - realized investment gains and losses	—	—	—	—	—
298	17	Impact of unrealized (gains) or losses on AFS securities	(15)	(47)	128	93	124
—	—	Other (1)	—	—	—	—	—

4,226	3,855	Ending balance	3,855	3,805	3,963	4,207	4,226

		GROUP INSURANCE:
321	284	Beginning balance	313	321	326	331	338
41	46	Capitalization	12	9	9	10	13
(15)	(9)	Amortization - operating results	(4)	(4)	(4)	(3)	(4)
—	—	Amortization - realized investment gains and losses	—	—	—	—	—
—	—	Impact of unrealized losses on AFS securities	—	—	—	—	—

347	321	Ending balance	321	326	331	338	347

(1)	Reflects the impact of adoption of SOP 05-1 on January 1, 2007.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2008

COMBINED STATEMENTS OF OPERATIONS - INTERNATIONAL INSURANCE AND INVESTMENTS DIVISION

(in millions)

Year-to-date		% Change		2007	2008
2008	2007			4Q	1Q	2Q	3Q	4Q

			Revenues (1):
6,833	6,192	10%	Premiums	1,590	1,772	1,736	1,627	1,698
342	293	17%	Policy charges and fee income	76	87	82	83	90
2,008	1,644	22%	Net investment income	434	462	504	514	528
287	898	-68%	Asset management fees, commissions and other income	182	180	161	159	(213)

9,470	9,027	5%	Total revenues	2,282	2,501	2,483	2,383	2,103

			Benefits and Expenses (1):
5,377	4,907	10%	Insurance and annuity benefits	1,275	1,413	1,360	1,279	1,325
416	330	26%	Interest credited to policyholders’ account balances	90	100	101	106	109
9	19	-53%	Interest expense	6	2	4	1	2
(1,173)	(1,057)	-11%	Deferral of acquisition costs	(284)	(294)	(299)	(281)	(299)
638	486	31%	Amortization of acquisition costs	129	160	152	144	182
2,801	2,485	13%	General and administrative expenses	673	681	686	637	797

8,068	7,170	13%	Total benefits and expenses	1,889	2,062	2,004	1,886	2,116

1,402	1,857	-25%	Adjusted operating income (loss) before income taxes	393	439	479	497	(13)

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2008

COMBINING STATEMENTS OF OPERATIONS - INTERNATIONAL INSURANCE AND INVESTMENTS DIVISION

(in millions)

	Twelve Months Ended December 31, 2008				Quarter Ended December 31, 2008
	Total International Insurance & Investments Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life	International Investments	Total International Insurance & Investments Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life	International Investments
Revenues (1):
Premiums	6,833	4,710	2,123	—	1,698	1,158	540	—
Policy charges and fee income	342	271	71	—	90	71	19	—
Net investment income	2,008	962	995	51	528	249	266	13
Asset management fees, commissions and other income	287	79	(26)	234	(213)	16	(14)	(215)

Total revenues	9,470	6,022	3,163	285	2,103	1,494	811	(202)

Benefits and Expenses (1):
Insurance and annuity benefits	5,377	3,738	1,639	—	1,325	921	404	—
Interest credited to policyholders’ account balances	416	167	249	—	109	42	67	—
Interest expense	9	13	(8)	4	2	4	(2)	—
Deferral of acquisition costs	(1,173)	(837)	(336)	—	(299)	(213)	(86)	—
Amortization of acquisition costs	638	455	183	—	182	129	53	—
General and administrative expenses	2,801	1,361	814	626	797	350	215	232

Total benefits and expenses	8,068	4,897	2,541	630	2,116	1,233	651	232

Adjusted operating income (loss) before income taxes	1,402	1,125	622	(345)	(13)	261	160	(434)

	Twelve Months Ended December 31, 2007				Quarter Ended December 31, 2007
	Total International Insurance & Investments Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life	International Investments	Total International Insurance & Investments Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life	International Investments
Revenues (1):
Premiums	6,192	4,276	1,916	—	1,590	1,106	484	—
Policy charges and fee income	293	230	63	—	76	59	17	—
Net investment income	1,644	799	809	36	434	217	209	8
Asset management fees, commissions and other income	898	109	56	733	182	21	(3)	164

Total revenues	9,027	5,414	2,844	769	2,282	1,403	707	172

Benefits and Expenses (1):
Insurance and annuity benefits	4,907	3,386	1,521	—	1,275	894	381	—
Interest credited to policyholders’ account balances	330	137	193	—	90	36	54	—
Interest expense	19	12	1	6	6	4	1	1
Deferral of acquisition costs	(1,057)	(782)	(275)	—	(284)	(211)	(73)	—
Amortization of acquisition costs	486	361	125	—	129	96	33	—
General and administrative expenses	2,485	1,280	701	504	673	352	190	131

Total benefits and expenses	7,170	4,394	2,266	510	1,889	1,171	586	132

Adjusted operating income before income taxes	1,857	1,020	578	259	393	232	121	40

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2008

INTERNATIONAL INSURANCE SEGMENT - SUPPLEMENTARY INCOME STATEMENT INFORMATION

(Yen and Dollars in millions)

Year-to-date			2007	2008
2008	2007		4Q	1Q	2Q	3Q	4Q

		Japanese Yen Basis Results:
		Revenues (1):
¥445,941	¥420,553	Japanese insurance operations excluding Gibraltar Life	¥103,043	¥117,421	¥107,786	¥110,522	¥110,212
335,854	328,580	Gibraltar Life	79,042	82,122	86,092	84,570	83,070

781,795	749,133	Total revenues, Japan, yen basis	182,085	199,543	193,878	195,092	193,282

		Benefits and Expenses (1):
345,982	329,924	Japanese insurance operations excluding Gibraltar Life	83,597	92,701	83,323	83,006	86,952
268,927	266,472	Gibraltar Life	64,992	68,126	68,623	65,640	66,538

614,909	596,396	Total benefits and expenses, Japan, yen basis	148,589	160,827	151,946	148,646	153,490

		Adjusted operating income (2):
99,959	90,629	Japanese insurance operations excluding Gibraltar Life	19,446	24,720	24,463	27,516	23,260
66,927	62,108	Gibraltar Life	14,050	13,996	17,469	18,930	16,532

¥166,886	¥152,737	Total adjusted operating income, Japan, yen basis	¥33,496	¥38,716	¥41,932	¥46,446	¥39,792

		U.S. Dollar adjusted operating income (3):
$943	$840	Japanese insurance operations excluding Gibraltar Life	$186	$231	$236	$252	$224
622	578	Gibraltar Life	121	128	167	167	160

1,565	1,418	Total adjusted operating income, Japan, U.S. dollar basis	307	359	403	419	384
182	180	All other countries (4)	46	54	50	41	37

$1,747	$1,598	Total adjusted operating income, International Insurance segment, U.S. dollar basis	$353	$413	$453	$460	$421

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.
(2)	Adjusted operating income on yen basis excludes impact of currency hedging.
(3)	U.S. dollar adjusted operating income includes impact of currency hedging.
(4)	Results include corporate management and development expenses incurred in the U.S. related to Japanese Insurance operations excluding Gibraltar Life.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2008

INTERNATIONAL INSURANCE AND INVESTMENTS DIVISION - SALES RESULTS AND SUPPLEMENTARY INFORMATION

(in millions)

Year-to-date			2007	2008
2008	2007		4Q	1Q	2Q	3Q	4Q

		INTERNATIONAL INSURANCE OPERATING DATA:

		Actual exchange rate basis (1):

		Net premiums, policy charges and fee income:
3,575	3,002	Japan, excluding Gibraltar Life	765	953	859	839	924
2,194	1,979	Gibraltar Life	501	527	593	515	559
1,406	1,504	All other countries	400	379	366	356	305

7,175	6,485	Total	1,666	1,859	1,818	1,710	1,788

		Annualized new business premiums:
531	491	Japan, excluding Gibraltar Life	126	163	125	120	123
454	342	Gibraltar Life	93	94	148	111	101
244	297	All other countries	83	72	63	55	54

1,229	1,130	Total	302	329	336	286	278

		Annualized new business premiums by distribution channel:
775	788	Life Planners	209	235	188	175	177
400	320	Gibraltar Life Advisors	86	88	127	96	89
54	22	Banks	7	6	21	15	12

1,229	1,130	Total	302	329	336	286	278

		Constant exchange rate basis (2):

		Net premiums, policy charges and fee income:
3,504	3,241	Japan, excluding Gibraltar Life	801	944	850	850	860
2,173	2,206	Gibraltar Life	538	542	575	522	534
1,529	1,478	All other countries	388	375	374	380	400

7,206	6,925	Total	1,727	1,861	1,799	1,752	1,794

		Annualized new business premiums:
522	525	Japan, excluding Gibraltar Life	131	161	124	122	115
454	365	Gibraltar Life	96	96	147	112	99
260	295	All other countries	79	72	64	56	68

1,236	1,185	Total	306	329	335	290	282

		Annualized new business premiums by distribution channel:
782	820	Life Planners	210	233	188	178	183
399	344	Gibraltar Life Advisors	90	90	125	97	87
55	21	Banks	6	6	22	15	12

1,236	1,185	Total	306	329	335	290	282

(1)	Translated based on applicable average exchange rates for the period shown.
(2)	Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 106 per U.S. dollar: Korean won 950 per U.S. dollar. U.S. dominated activity is included based on the amounts as transacted in U.S. dollars.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2008

INTERNATIONAL INSURANCE AND INVESTMENTS DIVISION - SALES RESULTS AND SUPPLEMENTARY INFORMATION

	2007	2008
	4Q	1Q	2Q	3Q	4Q

Face amount of individual policies in force at end of period (in billions) (1)(2):
(Constant exchange rate basis)
Japan, excluding Gibraltar Life	238	242	244	246	248
Gibraltar Life	186	185	184	184	183
All other countries	106	107	108	108	108

Total	530	534	536	538	539

Number of individual policies in force at end of period (in thousands) (2):
Japan, excluding Gibraltar Life	2,194	2,232	2,258	2,288	2,313
Gibraltar Life	3,817	3,804	3,782	3,788	3,796
All other countries	1,296	1,311	1,323	1,333	1,348

Total	7,307	7,347	7,363	7,409	7,457

International life insurance policy persistency:

Excluding Gibraltar Life:
13 months	92.4%	92.4%	92.0%	92.1%	92.6%
25 months	85.9%	85.9%	85.3%	85.5%	86.2%

Gibraltar Life:
13 months	91.7%	91.2%	90.8%	91.1%	91.1%
25 months	87.9%	87.2%	86.4%	85.3%	84.0%

Number of Life Planners at end of period:
Japan	3,068	3,108	3,079	3,084	3,071
All other countries	3,098	3,030	3,100	3,183	3,294

Total life planners	6,166	6,138	6,179	6,267	6,365

Gibraltar Life Advisors	6,264	6,035	5,899	6,057	6,330

(1)	Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 106 per U.S. dollar: Korean won 950 per U.S. dollar. U.S. denominated activity is included based on the amounts as transacted in U.S. dollars.
(2)	Direct business only; policy count includes annuities.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2008

INVESTMENT PORTFOLIO COMPOSITION

(in millions)

	December 31, 2008				December 31, 2007
	Consolidated Portfolio	Closed Block Business	Financial Services Businesses		Consolidated Portfolio	Closed Block Business	Financial Services Businesses
			Amount	% of Total			Amount	% of Total
Fixed maturities:
Public, available for sale, at fair value	126,149	27,424	98,725	57.5%	128,130	37,168	90,962	55.8%
Public, held to maturity, at amortized cost	3,002	—	3,002	1.7%	2,879	—	2,879	1.8%
Private, available for sale, at fair value	30,047	11,479	18,568	10.8%	32,559	12,246	20,313	12.5%
Private, held to maturity, at amortized cost	806	—	806	0.5%	669	—	669	0.4%
Trading account assets supporting insurance liabilities, at fair value	13,875	—	13,875	8.1%	14,473	—	14,473	8.9%
Other trading account assets, at fair value	848	120	728	0.4%	346	142	204	0.1%
Equity securities, available for sale, at fair value	6,059	2,400	3,659	2.1%	8,569	3,940	4,629	2.8%
Commercial loans	30,840	8,748	22,092	12.9%	27,557	7,954	19,603	12.0%
Policy loans	9,703	5,423	4,280	2.5%	9,337	5,395	3,942	2.4%
Other long-term investments (1)	4,664	1,629	3,035	1.8%	3,992	1,268	2,724	1.7%
Short-term investments (2)	4,358	1,484	2,874	1.7%	3,983	1,385	2,598	1.6%

Subtotal (3)	230,351	58,707	171,644	100.0%	232,494	69,498	162,996	100.0%

Invested assets of other entities and operations (4)	11,674	—	11,674		11,063	—	11,063

Total investments	242,025	58,707	183,318		243,557	69,498	174,059

Fixed Maturities by Credit Quality (3):

		December 31, 2008					December 31, 2007
		Financial Services Businesses					Financial Services Businesses
		Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	% of Total	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	% of Total
Public Fixed Maturities:

NAIC Rating (5)	Rating Agency Equivalent
1	Aaa, Aa, A	85,474	4,228	4,425	85,277	83.8%	74,678	2,036	1,184	75,530	80.5%
2	Baa	15,573	163	2,893	12,843	12.6%	13,573	490	351	13,712	14.6%

Subtotal Investment Grade		101,047	4,391	7,318	98,120	96.4%	88,251	2,526	1,535	89,242	95.1%

3	Ba	3,009	16	800	2,225	2.2%	2,830	68	102	2,796	3.1%
4	B	1,639	2	565	1,076	1.1%	1,681	38	82	1,637	1.7%
5	C and lower	379	14	123	270	0.3%	115	5	6	114	0.1%
6	In or near default	36	4	4	36	0.0%	34	5	1	38	0.0%

Subtotal Below Investment Grade		5,063	36	1,492	3,607	3.6%	4,660	116	191	4,585	4.9%

Total		106,110	4,427	8,810	101,727	100.0%	92,911	2,642	1,726	93,827	100.0%

Private Fixed Maturities:
NAIC Rating (5)	Rating Agency Equivalent
1	Aaa, Aa, A	6,284	112	408	5,988	30.9%	7,139	230	84	7,285	34.7%
2	Baa	11,341	92	1,310	10,123	52.2%	10,595	344	118	10,821	51.6%

Subtotal Investment Grade		17,625	204	1,718	16,111	83.1%	17,734	574	202	18,106	86.3%

3	Ba	2,405	24	381	2,048	10.5%	1,637	49	26	1,660	7.9%
4	B	1,037	14	244	807	4.2%	738	6	12	732	3.5%
5	C and lower	283	7	59	231	1.2%	319	8	4	323	1.5%
6	In or near default	232	8	39	201	1.0%	147	23	—	170	0.8%

Subtotal Below Investment Grade		3,957	53	723	3,287	16.9%	2,841	86	42	2,885	13.7%

Total		21,582	257	2,441	19,398	100.0%	20,575	660	244	20,991	100.0%

(1)	Other long-term investments consist of real estate and non-real estate related investments in joint ventures (other than our investment in operating joint ventures, which includes our investment in Wachovia Securities) and partnerships, investment real estate held through direct ownership, and other miscellaneous investments.
(2)	Short-term investments consist primarily of money market funds with virtually no sub-prime exposure.
(3)	Excludes (i) assets of our securities brokerage, securities trading, banking operations and real estate and relocation services, (ii) assets of our asset management operations, including assets managed for third parties, and (iii) those assets classified as “separate account assets” on our balance sheet.
(4)	Includes invested assets of securities brokerage, securities trading, banking operations, real estate and relocation services, and asset management operations. Excludes assets of our asset management operations managed for third parties and those assets classified as “separate account assets” on our balance sheet.
(5)	Reflects equivalent ratings for investments of international insurance operations that are not rated by United States insurance regulatory authorities. Includes, as of December 31, 2008 and December 31, 2007, respectively, 142 securities with amortized cost of $1,214 million (fair value $1,054 million) and 196 securities with amortized cost of $2,306 million (fair value, $2,319 million) that have been categorized based on expected NAIC designations pending receipt of SVO ratings.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2008

FINANCIAL SERVICES BUSINESSES INVESTMENT PORTFOLIO COMPOSITION

(in millions)

	December 31, 2008		December 31, 2007
	Amount	% of Total	Amount	% of Total
Japanese Insurance Operations:
Fixed maturities:
Public, available for sale, at fair value	42,223	70.6%	34,752	68.5%
Public, held to maturity, at amortized cost	3,002	5.0%	2,879	5.7%
Private, available for sale, at fair value	2,803	4.7%	3,467	6.8%
Private, held to maturity, at amortized cost	806	1.3%	668	1.3%
Trading account assets supporting insurance liabilities, at fair value	1,077	1.8%	1,132	2.2%
Other trading account assets, at fair value	519	0.9%	48	0.1%
Equity securities, available for sale, at fair value	2,071	3.5%	2,550	5.0%
Commercial loans	3,373	5.6%	2,881	5.7%
Policy loans	1,547	2.6%	1,133	2.2%
Other long-term investments (1)	2,143	3.6%	993	2.0%
Short-term investments	266	0.4%	239	0.5%

Total	59,830	100.0%	50,742	100.0%

	December 31, 2008		December 31, 2007
	Amount	% of Total	Amount	% of Total
Financial Services Businesses excluding Japanese Insurance Operations (2):
Fixed maturities:
Public, available for sale, at fair value	56,502	50.5%	56,210	50.1%
Public, held to maturity, at amortized cost	—	0.0%	—	0.0%
Private, available for sale, at fair value	15,765	14.1%	16,846	15.0%
Private, held to maturity, at amortized cost	—	0.0%	1	0.0%
Trading account assets supporting insurance liabilities, at fair value	12,798	11.5%	13,341	11.9%
Other trading account assets, at fair value	209	0.2%	156	0.1%
Equity securities, available for sale, at fair value	1,588	1.4%	2,079	1.9%
Commercial loans	18,719	16.7%	16,722	14.9%
Policy loans	2,733	2.5%	2,809	2.5%
Other long-term investments (1)	892	0.8%	1,731	1.5%
Short-term investments	2,608	2.3%	2,359	2.1%

Total	111,814	100.0%	112,254	100.0%

(1)	Other long-term investments consist of real estate and non-real estate related investments in joint ventures and partnerships, investment real estate held through direct ownership, and other miscellaneous investments.
(2)	Excludes (i) assets of our securities brokerage, securities trading, banking operations and real estate and relocation services, (ii) assets of our asset management operations, including assets managed for third parties, and (iii) those assets classified as “separate account assets” on our balance sheet.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2008

FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS

(in millions)

	Quarter Ended December 31
	2008			2007
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (3)	Amount		Yield (3)	Amount
Financial Services Businesses (1):
Fixed maturities	4.96%	1,511	(353)	5.04%	1,436	(15)
Equity securities	4.81%	53	(685)	4.48%	49	(27)
Commercial loans	5.83%	250	(34)	5.99%	221	3
Policy loans	5.05%	51	—	5.35%	52	—
Short-term investments and cash equivalents	2.32%	66	4	4.08%	103	—
Other investments	0.58%	5	245	2.33%	18	(60)

Gross investment income before investment expenses	4.78%	1,936	(823)	5.03%	1,879	(99)
Investment expenses	-0.16%	(54)	—	-0.15%	(119)	—

Subtotal	4.62%	1,882	(823)	4.88%	1,760	(99)

Investment results of other entities and operations (2)		221	177		352	(18)
Less, investment income relating to divested businesses		(3)			(6)

Total		2,100	(646)		2,106	(117)

	Twelve Months Ended December 31
	2008			2007
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (3)	Amount		Yield (3)	Amount
Financial Services Businesses (1):
Fixed maturities	4.90%	5,702	(1,597)	5.10%	5,700	(48)
Equity securities	5.00%	223	(941)	4.95%	198	296
Commercial loans	6.01%	974	(37)	6.24%	850	6
Policy loans	5.24%	208	—	5.23%	188	—
Short-term investments and cash equivalents	2.82%	304	4	4.58%	378	(7)
Other investments	3.01%	100	(39)	4.80%	136	(230)

Gross investment income before investment expenses	4.87%	7,511	(2,610)	5.19%	7,450	17
Investment expenses	-0.16%	(295)	—	-0.16%	(521)	—

Subtotal	4.71%	7,216	(2,610)	5.03%	6,929	17

Investment results of other entities and operations (2)		1,246	220		1,299	7
Less, investment income relating to divested businesses		(30)			(26)

Total		8,432	(2,390)		8,202	24

(1)	Excludes assets of our securities brokerage, securities trading, and banking operations, real estate and relocation services, commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders, assets of our asset management operations, including assets managed for third parties, and those assets classified as “separate account assets” on our balance sheet.
(2)	Includes investment income of securities brokerage, securities trading, banking operations, real estate and relocation services, commercial loans, discontinued real estate operations, and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders.
(3)	Yields are annualized, for interim periods, and based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for securities lending activity are calculated net of corresponding liabilities and rebate expenses. Yields exclude investment income and assets related to commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and investment income on assets other than those included in invested assets of the Financial Services Businesses.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2008

FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS - JAPANESE INSURANCE OPERATIONS

(in millions)

	Quarter Ended December 31
	2008			2007
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (1)	Amount		Yield (1)	Amount
Japanese Insurance Operations:
Fixed maturities	3.20%	374	(23)	2.75%	281	(19)
Equity securities	2.68%	16	(285)	2.46%	15	(44)
Commercial loans	4.74%	38	1	4.22%	30	—
Policy loans	4.15%	14	—	4.15%	11	—
Short-term investments and cash equivalents	2.08%	6	—	5.27%	14	—
Other investments	4.04%	23	997	9.37%	22	47

Gross investment income before investment expenses	3.30%	471	690	3.03%	373	(16)
Investment expenses	-0.19%	(28)	—	-0.19%	(26)	—

Total	3.11%	443	690	2.84%	347	(16)

	Twelve Months Ended December 31
	2008			2007
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (1)	Amount		Yield (1)	Amount
Japanese Insurance Operations:
Fixed maturities	3.04%	1,354	(130)	2.72%	1,058	34
Equity securities	2.90%	73	(522)	2.74%	59	239
Commercial loans	4.76%	144	17	4.45%	122	12
Policy loans	3.92%	50	—	3.91%	40	—
Short-term investments and cash equivalents	2.26%	21	—	3.96%	32	(1)
Other investments	6.14%	99	994	11.95%	105	(62)

Gross investment income before investment expenses	3.23%	1,741	359	3.05%	1,416	222
Investment expenses	-0.19%	(107)	—	-0.18%	(96)	—

Total	3.04%	1,634	359	2.87%	1,320	222

(1)	Yields are annualized, for interim periods, and based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for securities lending activity are calculated net of corresponding liabilities and rebate expenses. Yields exclude investment income and assets related to trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and investment income on assets other than those included in invested assets of the Financial Services Businesses.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2008

FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS - EXCLUDING JAPANESE INSURANCE OPERATIONS

(in millions)

	Quarter Ended December 31
	2008			2007
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (2)	Amount		Yield (2)	Amount
Financial Services Businesses excluding Japanese Insurance Operations (1):
Fixed maturities	6.05%	1,137	(330)	6.39%	1,155	4
Equity securities	7.62%	37	(400)	6.94%	34	17
Commercial loans	6.08%	212	(35)	6.41%	191	3
Policy loans	5.53%	37	—	5.84%	41	—
Short-term investments and cash equivalents	2.34%	60	4	3.87%	89	—
Other investments	-5.30%	(18)	(752)	-1.11%	(4)	(107)

Gross investment income before investment expenses	5.60%	1,465	(1,513)	6.07%	1,506	(83)
Investment expenses	-0.15%	(26)	—	-0.14%	(93)	—

Total	5.45%	1,439	(1,513)	5.93%	1,413	(83)

	Twelve Months Ended December 31
	2008			2007
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (2)	Amount		Yield (2)	Amount
Financial Services Businesses excluding Japanese Insurance Operations (1):
Fixed maturities	6.06%	4,348	(1,467)	6.47%	4,642	(82)
Equity securities	7.73%	150	(419)	7.51%	139	57
Commercial loans	6.30%	830	(54)	6.68%	728	(6)
Policy loans	5.87%	158	—	5.76%	148	—
Short-term investments and cash equivalents	2.89%	283	4	4.68%	346	(6)
Other investments	0.03%	1	(1,033)	1.55%	31	(168)

Gross investment income before investment expenses	5.75%	5,770	(2,969)	6.29%	6,034	(205)
Investment expenses	-0.15%	(188)	—	-0.15%	(425)	—

Total	5.60%	5,582	(2,969)	6.14%	5,609	(205)

(1)	Excludes assets of our securities brokerage, securities trading, and banking operations, real estate and relocation services, commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders, assets of our asset management operations, including assets managed for third parties, and those assets classified as “separate account assets” on our balance sheet.
(2)	Yields are annualized, for interim periods, and based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for securities lending activity are calculated net of corresponding liabilities and rebate expenses. Yields exclude investment income and assets related to commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and investment income on assets other than those included in invested assets of the Financial Services Businesses. Prior periods yields are presented on a basis consistent with the current presentation.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2008

RECLASSIFIED FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Years ended December 31			2007				2008
2006	2005		1Q	2Q	3Q	4Q	1Q	2Q	3Q

		Financial Services Businesses:
		Pre-tax adjusted operating income (loss) by division:
1,646	1,431	U.S. Retirement Solutions and Investment Management Division	489	485	431	500	358	485	(182)
774	722	U.S. Individual Life and Group Insurance Division	152	210	351	195	186	183	339
1,571	1,427	International Insurance and Investments Division	474	453	537	393	439	479	497
42	186	Corporate and other operations	7	(8)	(12)	(52)	(36)	(5)	(22)

4,033	3,766	Total pre-tax adjusted operating income	1,122	1,140	1,307	1,036	947	1,142	632
1,099	1,141	Income taxes, applicable to adjusted operating income	323	328	383	249	246	288	192

2,934	2,625	Financial Services Businesses after-tax adjusted operating income	799	812	924	787	701	854	440

		Reconciling items:
83	549	Realized investment gains (losses), net, and related charges and adjustments	141	34	(180)	(91)	(678)	(486)	(547)
35	(33)	Investment gains (losses) on trading account assets supporting insurance liabilities, net	82	(108)	36	(10)	(262)	(123)	(534)
11	(44)	Change in experience-rated contractholder liabilities due to asset value changes	(62)	72	(6)	9	200	94	388
151	(232)	Divested businesses	127	90	58	(1)	(67)	10	(219)
(322)	(214)	Equity in earnings of operating joint ventures	(120)	(100)	(103)	(77)	(60)	(40)	208

(42)	26	Total reconciling items, before income taxes	168	(12)	(195)	(170)	(867)	(545)	(704)
27	(499)	Income taxes, not applicable to adjusted operating income	56	(8)	(68)	(118)	(199)	(245)	(280)

(69)	525	Total reconciling items, after income taxes	112	(4)	(127)	(52)	(668)	(300)	(424)

2,865	3,150	Income from continuing operations (after-tax) of Financial Services Businesses before equity in earnings of operating joint ventures	911	808	797	735	33	554	16
208	142	Equity in earnings of operating joint ventures, net of taxes	77	56	67	46	43	24	(129)

3,073	3,292	Income from continuing operations (after-tax) of Financial Services Businesses	988	864	864	781	76	578	(113)
71	(73)	Income (loss) from discontinued operations, net of taxes	37	(29)	(4)	11	1	(3)	5

3,144	3,219	Net income (loss) of Financial Services Businesses	1,025	835	860	792	77	575	(108)

		Earnings per share of Common Stock (diluted):
6.08	5.20	Financial Services Businesses after-tax adjusted operating income	1.71	1.75	2.02	1.74	1.59	1.98	1.05

		Reconciling items:
0.17	1.05	Realized investment gains (losses), net, and related charges and adjustments	0.30	0.07	(0.39)	(0.20)	(1.51)	(1.11)	(1.27)
0.07	(0.06)	Investment gains (losses) on trading account assets supporting insurance liabilities, net	0.17	(0.23)	0.08	(0.02)	(0.58)	(0.28)	(1.24)
0.02	(0.08)	Change in experience-rated contractholder liabilities due to asset value changes	(0.13)	0.15	(0.01)	0.02	0.44	0.21	0.90
0.30	(0.45)	Divested businesses	0.26	0.19	0.12	0.00	(0.15)	0.02	(0.51)
(0.65)	(0.41)	Equity in earnings of operating joint ventures	(0.25)	(0.21)	(0.22)	(0.17)	(0.13)	(0.09)	0.48

(0.09)	0.05	Total reconciling items, before income taxes	0.35	(0.03)	(0.42)	(0.37)	(1.93)	(1.25)	(1.64)
0.05	(0.96)	Income taxes, not applicable to adjusted operating income	0.12	(0.02)	(0.14)	(0.26)	(0.44)	(0.57)	(0.65)

(0.14)	1.01	Total reconciling items, after income taxes	0.23	(0.01)	(0.28)	(0.11)	(1.49)	(0.68)	(0.99)
5.94	6.21	Income from continuing operations (after-tax) of Financial Services Businesses before equity in earnings of operating joint ventures	1.94	1.74	1.74	1.63	0.10	1.30	0.06
0.42	0.27	Equity in earnings of operating joint ventures, net of taxes	0.16	0.12	0.15	0.10	0.10	0.05	(0.30)

6.36	6.48	Income (loss) from continuing operations (after-tax) of Financial Services Businesses	2.10	1.86	1.89	1.73	0.20	1.35	(0.24)
0.14	(0.14)	Income (loss) from discontinued operations, net of taxes	0.08	(0.06)	(0.01)	0.02	0.00	0.00	0.01

6.50	6.34	Net income (loss) of Financial Services Businesses	2.18	1.80	1.88	1.75	0.20	1.35	(0.23)

484.2	512.0	Weighted average number of outstanding Common shares (basic)	468.4	463.7	457.0	450.4	442.1	431.9	423.8

494.0	520.9	Weighted average number of outstanding Common shares (diluted)	477.2	472.8	464.9	458.5	448.6	437.7	429.5

14.37%	13.27%	Operating Return on Average Equity (based on adjusted operating income)	15.16%	15.21%	17.02%	14.43%	12.54%	15.51%	8.22%

68	82	Direct equity adjustments for earnings per share calculations	15	14	13	11	12	14	10

(1)	Diluted share count used in the diluted earnings per share calculation for GAAP measures is equal to weighted average basic common shares for the three months ended September 30, 2008 as all potential common shares are anti-dilutive due to the loss from continuing operations available to holders of Common Stock after direct equity adjustment.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2008

RECLASSIFIED COMBINED STATEMENTS OF OPERATIONS - FINANCIAL SERVICES BUSINESSES

(in millions)

Years ended December 31			2007				2008
2006	2005		1Q	2Q	3Q	4Q	1Q	2Q	3Q
		Revenues (1):
10,287	10,128	Premiums	2,720	2,684	2,673	2,717	3,102	2,961	2,798
2,649	2,529	Policy charges and fee income	784	783	727	828	824	809	709
7,597	6,845	Net investment income	1,994	2,033	2,069	2,106	2,111	2,145	2,076
3,666	3,141	Asset management fees, commissions and other income	1,037	1,078	1,204	1,051	887	945	776

24,199	22,643	Total revenues	6,535	6,578	6,673	6,702	6,924	6,860	6,359

		Benefits and Expenses (1):
10,423	9,990	Insurance and annuity benefits	2,763	2,683	2,658	2,725	3,082	2,944	3,040
2,790	2,516	Interest credited to policyholders’ account balances	745	762	779	808	806	803	853
949	615	Interest expense	274	276	281	289	283	233	271
(2,037)	(1,801)	Deferral of acquisition costs	(539)	(556)	(554)	(599)	(588)	(588)	(559)
670	910	Amortization of acquisition costs	272	265	108	290	338	315	238
7,371	6,647	General and administrative expenses	1,898	2,008	2,094	2,153	2,056	2,011	1,884

20,166	18,877	Total benefits and expenses	5,413	5,438	5,366	5,666	5,977	5,718	5,727

4,033	3,766	Adjusted operating income before income taxes	1,122	1,140	1,307	1,036	947	1,142	632

		Reconciling items:
66	657	Realized investment gains (losses), net, and related adjustments	147	41	(178)	(51)	(665)	(527)	(564)
17	(108)	Related charges	(6)	(7)	(2)	(40)	(13)	41	17

83	549	Total realized investment gains (losses), net, and related charges and adjustments	141	34	(180)	(91)	(678)	(486)	(547)

35	(33)	Investment gains (losses) on trading account assets supporting insurance liabilities, net	82	(108)	36	(10)	(262)	(123)	(534)
11	(44)	Change in experience-rated contractholder liabilities due to asset value changes	(62)	72	(6)	9	200	94	388
151	(232)	Divested businesses	127	90	58	(1)	(67)	10	(219)
(322)	(214)	Equity in earnings of operating joint ventures	(120)	(100)	(103)	(77)	(60)	(40)	208

(42)	26	Total reconciling items, before income taxes	168	(12)	(195)	(170)	(867)	(545)	(704)

3,991	3,792	Income (loss) from continuing operations before income taxes and equity in earnings of operating joint ventures	1,290	1,128	1,112	866	80	597	(72)
1,126	642	Income tax expense (benefit)	379	320	315	131	47	43	(88)

2,865	3,150	Income from continuing operations before equity in earnings of operating joint ventures	911	808	797	735	33	554	16

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on trading account assets supporting insurance liabilities, and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures other than those classified as divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes and benefits and expenses of divested businesses.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2008

RECLASSIFIED COMBINED STATEMENTS OF OPERATIONS - U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION

(in millions)

Years ended December 31			2007				2008
2006	2005		1Q	2Q	3Q	4Q	1Q	2Q	3Q

		Revenues (1):
375	387	Premiums	117	90	101	91	219	151	75
1,165	900	Policy charges and fee income	343	364	362	383	347	353	331
4,213	3,745	Net investment income	1,085	1,119	1,122	1,146	1,125	1,155	1,068
2,718	2,356	Asset management fees, commissions and other income	767	799	801	840	697	734	517

8,471	7,388	Total revenues	2,312	2,372	2,386	2,460	2,388	2,393	1,991

		Benefits and Expenses (1):
1,337	1,217	Insurance and annuity benefits	361	335	321	339	463	398	593
2,209	1,970	Interest credited to policyholders’ account balances	581	601	615	635	635	635	679
288	145	Interest expense	72	78	92	91	66	51	54
(627)	(482)	Deferral of acquisition costs	(173)	(193)	(177)	(201)	(192)	(183)	(166)
255	227	Amortization of acquisition costs	83	86	77	77	73	84	140
3,363	2,880	General and administrative expenses	899	980	1,027	1,019	985	923	873

6,825	5,957	Total benefits and expenses	1,823	1,887	1,955	1,960	2,030	1,908	2,173

1,646	1,431	Adjusted operating income (loss) before income taxes	489	485	431	500	358	485	(182)

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2008

RECLASSIFIED COMBINED STATEMENTS OF OPERATIONS - U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION

(in millions)

Years ended December 31			2007				2008
2006	2005		1Q	2Q	3Q	4Q	1Q	2Q	3Q

		Revenues (1):
3,985	3,661	Premiums	1,052	1,064	1,060	1,036	1,115	1,076	1,099
1,227	1,386	Policy charges and fee income	368	352	310	376	391	380	313
1,169	1,087	Net investment income	319	327	335	346	343	343	353
391	328	Asset management fees, commissions and other income	97	97	170	92	88	95	149

6,772	6,462	Total revenues	1,836	1,840	1,875	1,850	1,937	1,894	1,914

		Benefits and Expenses (1):
4,360	3,845	Insurance and annuity benefits	1,171	1,123	1,130	1,103	1,184	1,168	1,136
407	378	Interest credited to policyholders’ account balances	113	112	114	119	114	113	119
89	81	Interest expense	40	39	43	51	52	50	51
(467)	(376)	Deferral of acquisition costs	(116)	(119)	(132)	(131)	(117)	(122)	(121)
4	372	Amortization of acquisition costs	79	65	(65)	94	115	87	(37)
1,605	1,440	General and administrative expenses	397	410	434	419	403	415	427

5,998	5,740	Total benefits and expenses	1,684	1,630	1,524	1,655	1,751	1,711	1,575

774	722	Adjusted operating income before income taxes	152	210	351	195	186	183	339

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2008

RECLASSIFIED COMBINED STATEMENTS OF OPERATIONS - CORPORATE AND OTHER OPERATIONS

(in millions)

Years ended December 31			2007				2008
2006	2005		1Q	2Q	3Q	4Q	1Q	2Q	3Q

		Revenues (1):
(19)	(18)	Premiums	(2)	(1)	(6)	—	(4)	(2)	(3)
(29)	(21)	Policy charges and fee income	1	(6)	(17)	(7)	(1)	(6)	(18)
790	689	Net investment income	204	182	193	180	181	143	141
(111)	(26)	Asset management fees, commissions and other income	(46)	(33)	(49)	(63)	(78)	(45)	(49)

631	624	Total revenues	157	142	121	110	98	90	71

		Benefits and Expenses (1):
44	63	Insurance and annuity benefits	12	6	13	8	22	18	32
(77)	(39)	Interest credited to policyholders’ account balances	(26)	(30)	(34)	(36)	(43)	(46)	(51)
562	367	Interest expense	160	156	138	141	163	128	165
64	60	Deferral of acquisition costs	11	15	8	17	15	16	9
(43)	(79)	Amortization of acquisition costs	(18)	(12)	(7)	(10)	(10)	(8)	(9)
39	66	General and administrative expenses	11	15	15	42	(13)	(13)	(53)

589	438	Total benefits and expenses	150	150	133	162	134	95	93

42	186	Adjusted operating income (loss) before income taxes	7	(8)	(12)	(52)	(36)	(5)	(22)

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on trading account assets supporting insurance liabilities, and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures other than those classified as divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes and benefits and expenses of divested businesses.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2008

U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION - INDIVIDUAL LIFE ANNUALIZED NEW BUSINESS PREMIUMS

(in millions)

Year ended December 31		2007				2008
2006		1Q	2Q	3Q	4Q	1Q	2Q	3Q

	ANNUALIZED NEW BUSINESS PREMIUMS:

	Excluding corporate-owned life insurance:
53	Variable life	18	11	12	13	11	10	8
81	Universal life	21	23	22	21	17	22	21
147	Term life	49	54	54	55	51	52	53

281	Total excluding corporate-owned life insurance	88	88	88	89	79	84	82
1	Corporate-owned life insurance	—	—	—	—	—	—	—

282	Total	88	88	88	89	79	84	82

	ANNUALIZED NEW BUSINESS PREMIUMS BY DISTRIBUTION CHANNEL:

	Excluding corporate-owned life insurance:
125	Prudential Agents	31	31	31	33	28	29	26
156	Third party distribution	57	57	57	56	51	55	56
—	Corporate-owned life insurance	—	—	—	—	—	—	—

281	Total	88	88	88	89	79	84	82

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2008

RECLASSIFIED SUPPLEMENTAL INFORMATION - INTERNATIONAL INSURANCE SEGMENT

(dollar amounts in millions, unless otherwise noted)

Year ended December 31		2007				2008
2006		1Q	2Q	3Q	4Q	1Q	2Q	3Q

	Constant exchange rate basis (1):

	Net premiums, policy charges and fee income:
2,997	Japan, excluding Gibraltar Life	858	790	792	801	944	850	850
2,296	Gibraltar Life	544	587	537	538	542	575	522
1,366	All other countries	354	358	378	388	375	374	380

6,659	Total	1,756	1,735	1,707	1,727	1,861	1,799	1,752

	Annualized new business premiums:
515	Japan, excluding Gibraltar Life	165	118	111	131	161	124	122
377	Gibraltar Life	79	97	93	96	96	147	112
291	All other countries	71	70	75	79	72	64	56

1,183	Total	315	285	279	306	329	335	290

	Annualized new business premiums by distribution channel:
806	Life Planners	236	188	186	210	233	188	178
328	Gibraltar Life Advisors	73	92	89	90	90	125	97
49	Banks	6	5	4	6	6	22	15

1,183	Total	315	285	279	306	329	335	290

	Face amount of individual policies in force at end of period (in billions) (2):
227	Japan, excluding Gibraltar Life	231	233	236	238	242	244	246
189	Gibraltar Life	188	186	186	186	185	184	184
100	All other countries	102	104	104	106	107	108	108

516	Total	521	523	526	530	534	536	538

(1)	Foreign currencies translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 106 per U.S. dollar; Korean won 950 per U.S. dollar.
(2)	Direct business only; policy count includes annuities.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2008

KEY DEFINITIONS AND FORMULAS

1. Adjusted operating income before income taxes:

Adjusted operating income is a non-GAAP measure of performance of our Financial Services Businesses that excludes “Realized investment gains (losses), net”, as adjusted, and related charges and adjustments; net investment gains and losses on trading account assets supporting insurance liabilities; change in experience-rated contractholder liabilities due to asset value changes; results of divested businesses and discontinued operations; and the related tax effects thereof. Adjusted operating income includes equity in earnings of operating joint ventures and the related tax effects thereof. Revenues and benefits and expenses shown as components of adjusted operating income, are presented on the same basis as pre-tax adjusted operating income and are adjusted for the items above as well.

Realized investment gains (losses) representing profit or loss of certain of our businesses which primarily originate investments for sale or syndication to unrelated investors, and those associated with terminating hedges of foreign currency earnings and current period yield adjustments are included in adjusted operating income. Realized investment gains and losses from products that are free standing derivatives or contain embedded derivatives, and from associated derivative portfolios that are part of an economic hedging program related to the risk of those products, are included in adjusted operating income. Adjusted operating income excludes gains and losses from changes in value of certain assets and liabilities relating to foreign currency exchange movements that have been economically hedged, investment gains and losses on certain investments supporting insurance liabilities that are classified as other trading account assets, and counterparty credit losses on derivative positions experienced during the third quarter of 2008.

Adjusted operating income does not equate to “Income from continuing operations” as determined in accordance with GAAP but is the measure of profit or loss we use to evaluate segment performance. Adjusted operating income is not a substitute for income determined in accordance with GAAP, and our definition of adjusted operating income may differ from that used by other companies. The items above are important to an understanding of our overall results of operations. However, we believe that the presentation of adjusted operating income as we measure it for management purposes enhances the understanding of our results of operations by highlighting the results from ongoing operations and the underlying profitability factors of our businesses.

2. After-tax adjusted operating income:

Adjusted operating income before taxes, as defined above, less the income tax effect applicable to adjusted operating income before taxes.

3. Annualized New Business Premiums:

Premiums from new sales that are expected to be collected over a one year period. Group insurance annualized new business premiums exclude new premiums resulting from rate changes on existing policies, from additional coverage issued under our Servicemembers’ Group Life Insurance contract, and from excess premiums on group universal life insurance that build cash value but do not purchase face amounts. Group insurance annualized new business premiums include premiums from the takeover of claim liabilities. Group disability amounts include long-term care products. Excess (unscheduled) and single premium business for the company’s domestic individual life and international insurance operations are included in annualized new business premiums based on a 10% credit.

4. Assets Under Management:

Fair market value or account value of assets which Prudential manages directly in proprietary products, such as mutual funds and variable annuities, in separate accounts, wrap-fee products and the general account, and assets invested in investment options included in the Company’s products that are managed by third party sub-managers (i.e., the non-proprietary investment options in the Company’s products).

5. Attributed Equity:

Amount of capital assigned to each of the Company’s segments for purposes of measuring segment adjusted operating income before income taxes, established at a level which management considers necessary to support the segment’s risks. Attributed equity for the Financial Services Businesses represents all of the Company’s equity that is not included in the Closed Block Business.

6. Book value per share of Common Stock:

Equity attributed to Financial Services Businesses divided by the number of Common shares outstanding at end of period, on a diluted basis.

7. Borrowings - Capital Debt:

Borrowings that are or will be used for capital requirements at Prudential Financial, Inc as well as borrowings invested in equity or debt securities of direct or indirect subsidiaries of Prudential Financial, Inc., and subsidiary borrowings, utilized for capital requirements.

8. Borrowings - Investment Related:

Debt issued to finance specific investment assets or portfolios of investment assets, including institutional spread lending investment portfolios, real estate, and real estate related investments held in consolidated joint ventures, as well as institutional and insurance company portfolio cash flow timing differences.

9. Borrowings - Securities Business Related:

Debt issued to finance primarily the liquidity of our broker-dealers, and our capital markets and other securities business related operations including our discontinued commercial mortgage conduit related activities.

10. Borrowings - Specified Other Businesses:

Borrowings associated with consumer banking activities, the individual annuity business, real estate franchises, and relocation services.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2008

KEY DEFINITIONS AND FORMULAS

11. Client Assets:

Fair market value of assets in client accounts of International brokerage operations, Prudential Bank and mortgage loan servicing business, that are not included in Assets Under Management. Prudential does not receive a management or administrative fee on these assets, but may receive a fee for executing trades, custody or recordkeeping services.

12. Earned Premiums:

The portion of a premium, net of any amount ceded, that represents coverage already provided or that belongs to the insurer based on the part of the policy period that has passed.

13. Earnings Per Share of Common Stock:

Net income (loss) for the Financial Services Businesses and the Closed Block Business is determined in accordance with GAAP and includes general and administrative expenses charged to each of the businesses based on the Company’s methodology for the allocation of such expenses. Cash flows between the Financial Services Businesses and the Closed Block Business related to administrative expenses are determined by a policy servicing fee arrangement that is based upon insurance and policies in force and statutory cash premiums. To the extent reported administrative expenses vary from these cash flow amounts, the differences are recorded, on an after-tax basis, as direct equity adjustments to the equity balances of each business. The direct equity adjustments modify earnings available to holders of Common Stock and Class B Stock for earnings per share purposes. Earnings per share of Common Stock based on adjusted operating income (loss) of the Financial Services Businesses reflects these adjustments as well. In the periods where there are losses after taxes on either an adjusted operating or continuing operations basis, the diluted share count used in the diluted earnings per share calculation is equal to the weighted average basic common shares as all potential common shares are anti-dilutive.

14. Full Service:

The Full Service line of business provides retirement plan products and services to public, private and not-for-profit organizations. This business provides recordkeeping, plan administration, actuarial advisory services, participant education and communication services, trustee services and institutional and retail investment funds. This business mainly services defined contribution and defined benefit plans; non-qualified plans are also serviced. For clients with both defined contribution and defined benefit plans, integrated recordkeeping services are available. For participants leaving these plans, a range of rollover products are provided through a broker-dealer bank.

15. Full Service Stable Value:

Our Full Service Stable Value products represent fixed rate options on investment funds offered to customers. These products contain an obligation to pay interest at a specified rate for a specific period of time. Upon termination these products repay account balances at market value immediately or may be liquidated at book value over time. Substantially all of these products are either fully or partially participating, with annual or semi-annual resets giving effect to previous investment experience. These products are issued through the general account, separate accounts or client-owned trusts. Profits from partially participating general account products result from the spread between the rate of return on investment assets and the interest rates credited to the customer, less expenses. For fully participating products, generally subject to a minimum interest rate guarantee, we earn fee income.

16. General Account:

Invested assets and policyholder liabilities and reserves for which the Company bears the investment risk. Excludes assets recognized for statutory purposes that are specifically allocated to a separate account. General account assets also include assets of the parent company, Prudential Financial, Inc.

17. Gibraltar Life Advisors:

Insurance representatives for Gibraltar Life.

18. Group Life Insurance and Group Disability Insurance Administrative Operating Expense Ratios:

Ratio of administrative operating expenses (excluding commissions) to gross premiums, policy charges and fee income.

19. Group Life Insurance and Group Disability Insurance Benefits Ratios:

Ratio of policyholder benefits to earned premiums, policy charges and fee income.

20. Individual Annuity Account Values in General Account and Separate Account:

Amounts represent the breakdown of invested customer funds in annuities either written or reinsured by the Company.

21. Insurance and Annuity Benefits:

Total death benefits, annuity benefits, disability benefits, other policy benefits, and losses paid or incurred, under insurance and annuity contracts, plus the change in reserves for future policy benefits, losses and loss adjustment expenses.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2008

KEY DEFINITIONS AND FORMULAS

22. International Life Planners:

Insurance agents in our insurance operations outside the United States, excluding Gibraltar Life Advisors. Excludes Life Planners associated with discontinued Philippine operations.

23. Non-recourse and Limited-recourse Debt:

Limited and non-recourse borrowing is where the holder is entitled to collect only against the assets pledged to the debt as collateral or has only very limited rights to collect against other assets.

24. Operating return on average equity (based on adjusted operating income):

Adjusted operating income after-tax (giving effect to the direct equity adjustment for earnings per share calculation), annualized for interim periods, divided by average attributed equity for the Financial Services Businesses excluding accumulated other comprehensive income related to unrealized gains and losses on investments and pension/postretirement benefits.

An alternative measure to operating return on average equity (based on adjusted operating income) is return on average equity (based on income from continuing operations). Return on average equity (based on income from continuing operations) represents income from continuing operations after-tax as determined in accordance with GAAP (giving effect to the direct equity adjustment for earnings per share calculation), annualized for interim periods, divided by average total attributed equity for the Financial Services Businesses. Return on average equity (based on income from continuing operations) is -5.46% for the twelve months ended December 31, 2008, 16.20% for the twelve months ended December 31, 2007, -39.94% for the three months ended December 31, 2008, -2.10% for the three months ended September 30, 2008, 11.28% for the three months ended June 30, 2008, 1.58% for the three months ended March 31, 2008 and 14.43% for the three months ended December 31, 2007.

25. Policy Persistency - Group Insurance:

Percentage of the premiums in force at the end of the prior year that are still in force at the end of the period (excluding Servicemembers’ Group Life Insurance and Prudential Employee Benefit Plan).

26. Policy Persistency - International Insurance:

13 month persistency represents the percentage of policies issued that are still in force at the beginning of their second policy year. 25 month persistency represents the percentage of policies issued that are still in force at the beginning of their third policy year.

27. Prudential Agents:

Insurance agents in our insurance operations in the United States.

28. Prudential Agent productivity:

Commissions on new sales of all products by Prudential Agents under contract for the entire period, divided by the number of those Prudential Agents. Excludes commissions on new sales by Prudential Agents hired or departed during the period. For interim reporting periods, the productivity measures are annualized.

29. Ratio of capital debt to total capitalization:

For the purposes of this ratio, we measure “debt” as the sum of senior debt supporting capital needs and 25% of Junior Subordinated Notes supporting capital needs, and we measure “total capitalization” as the sum of senior debt supporting capital needs, 100% of Junior Subordinated Notes supporting capital needs, and attributed equity of the Financial Services Businesses excluding accumulated other comprehensive income related to unrealized gains and losses on investments and pension / postretirement benefits.

30. Separate Accounts:

Assets of our insurance companies allocated under certain policies and contracts that are segregated from the general account and other separate accounts. The policyholder or contractholder predominantly bears the risk of investments held in a separate account.

31. Wrap-Fee Products:

Investment products generating asset-based fees in which the funds of the customer are generally invested in other investment products such as mutual funds.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2008

RATINGS AND INVESTOR INFORMATION

INSURANCE CLAIMS PAYING RATINGS

as of February 4, 2009

	A.M. Best	Standard & Poor’s	Moody’s	Fitch Ratings

The Prudential Insurance Company of America	A+	AA	Aa3	AA-
PRUCO Life Insurance Company	A+	AA	Aa3	AA-
PRUCO Life Insurance Company of New Jersey	A+	AA	NR *	AA-
Prudential Annuities Life Assurance Corporation	A+	AA	NR	AA-
Prudential Retirement Insurance and Annuity Company	A+	AA	Aa3	AA-
The Prudential Life Insurance Co., Ltd. (Prudential of Japan)	NR	AA	NR	NR
Gibraltar Life Insurance Company, Ltd.	NR	AA	Aa3	NR

CREDIT RATINGS:
as of February 4, 2009

Prudential Financial, Inc.:
Short-Term Borrowings	AMB-1	A-1	P-2	F1
Long-Term Senior Debt (1)	a-	A+	A3	A-
Junior Subordinated Long-Term Debt	bbb	A-	Baa1	BBB+

The Prudential Insurance Company of America:
Capital and surplus notes	a	A+	A2	A

Prudential Funding, LLC:
Short-Term Debt	AMB-1	A-1+	P-1	F1+
Long-Term Senior Debt	a+	AA	A1	A+

PRICOA Global Funding I
Long-Term Senior Debt	aa-	AA	Aa3	AA-

*	NR indicates not rated.
(1)	Includes the retail medium-term notes program.

INVESTOR INFORMATION:

Corporate Offices:	Investor Information Hotline:

Prudential Financial, Inc.	Dial 877-998-ROCK for additional printed information or inquiries.
751 Broad Street Newark, New Jersey 07102	Web Site:
www.prudential.com

Common Stock:

Common Stock of Prudential Financial, Inc. is traded on the New York Stock Exchange under the symbol PRU.